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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2014 through April 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                Pioneer Floating
                                Rate Fund

--------------------------------------------------------------------------------
                                Semiannual Report | April 30, 2015
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A     FLARX
                                Class C     FLRCX
                                Class K     FLRKX
                                Class Y     FLYRX
                                Class Z     FLZRX

                                [LOGO] PIONEER
                                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          45

Notes to Financial Statements                                                 54

Trustees, Officers and Service Providers                                      65

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 1

President's Letter

Dear Shareowner,

At mid-year, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/ expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 3

Portfolio Management Discussion | 4/30/15

Floating-rate bank loans generated positive returns during the six-month period ended April 30, 2015, helped by growing demand, particularly from issuance of more collateralized loan obligations (CLOs). In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund during the six-month period. Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the six-month period ended April 30, 2015?

A Pioneer Floating Rate Fund's Class A shares returned 1.84% at net asset value during the six-month period ended April 30, 2015, while the Fund's benchmark, the Barclays High Yield Loans Performing Index (the Barclays Index), returned 2.60%. During the same period, the average return of the 210 mutual funds in Lipper's Loan Participating Funds category was 1.82%, and the average return of the 250 mutual funds in Morningstar's Bank Loan Funds category was 1.84%.

Q How would you describe the investment environment for bank loans during the six-month period ended April 30, 2015?

A The backdrop for investing in floating-rate bank loans was generally supportive during the six-month period, as overall demand for loans increased, despite conflicting trends influencing the sources of demand. The issuance of more CLOs, which are investment pools of institutional assets formed to invest in bank loans, helped feed demand growth. However, the growth in institutional demand for loans was offset, somewhat, by a decline in demand from individual investors, who began to postpone their anticipations for when interest rates might increase -- a development that usually is good for bank-loan investments given that loan yields typically increase in a rising-rate environment.

    Disappointing economic reports for the first quarter of 2015 created concerns in the market about the health of the domestic economy, which had appeared to be gaining strength throughout much of 2014. Following a weak first quarter of 2014, the U.S. economy, as measured by gross domestic product (GDP), grew at a healthy -- though hardly robust -- average rate of 2.39% during the remainder of 2014. Economic indices measuring employment, consumer spending, manufacturing output and housing industry trends all showed improvement over the final three quarters of 2014. However, the first quarter of 2015 challenged investor confidence in

4 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15
    the economy as GDP for the quarter was initially reported at just 0.2% (later adjusted downward into negative territory.) Although the labor market continued to improve, manufacturing data was disappointing, feeding the market's fears that the economic revival was sputtering.

    As noted earlier, one of the initial market reactions to the disappointing economic data was that many investors began pushing back their expectations of when the U.S. Federal Reserve System (the Fed) might begin tightening monetary policy through increases in interest rates.

Q What were the principal factors that affected the Fund's performance relative to the Barclays Index benchmark during the six-month period ended April 30, 2015?

A The Fund underperformed the Barclays Index during the six-month period, due to a number of factors. A particular drag on relative returns was the portfolio's positioning in consumer cyclicals, where an underweight as well as security selection within the group -- notably in restaurants -- hurt performance. In addition, the Fund's small exposure to event-linked (catastrophe) bonds issued by property-and-casualty insurers also detracted from benchmark-relative performance. While catastrophe bonds, which also have floating-rate characteristics, historically have helped the Fund's performance, they underperformed bank loans during the six-month period.

    The Fund actually outperformed the Barclays Index during the first three months of the six-month period. Unfortunately, the portfolio was underweighted in loans to energy companies; the underweight in energy loans hurt benchmark-relative performance when the loans rebounded along with the price of crude oil during the second half of the six-month period. Similarly, our bias towards owning better-quality loans (compared with the benchmark) in the portfolio led us to de-emphasize second-lien loans. During the first three months of the period, the Fund's limited exposure to second-lien loans was helpful, but the de-emphasis of those loans detracted from benchmark-relative results during the second half of the period.

    Among individual portfolio holdings that detracted from the Fund's benchmark-relative performance during the period were loans to Weight Watchers International, the weight loss program company; to financial company Samson Investment; and to Ocean Rig, a company which provides support services to offshore drilling operators.

    On the positive side, the Fund's performance relative to the Barclays Index was helped during the period by good security selection in the basic industries and consumer non-cyclical sectors, two groups of loans that performed well.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 5

    Individual positions that helped the Fund's relative performance during the six-month period included loans to Apex Tool Group, a manufacturer of hand tools, including those sold under the Craftsman label; to restaurant chain PF Chang's China Bistro; and to recreational products company Bombardier.

Q Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2015? If so, did the positions affect the Fund's performance?

A We did invest in some currency forward transactions in an attempt to hedge the risks of any portfolio investments in securities denominated in foreign currencies. The tactic had a small positive impact on the Fund's performance during the period as the U.S. dollar gained in relative value against most foreign currencies.

Q Did the Fund's yield increase, decrease, or remain stable during the six-month period ended April 30, 2015, and what factors are you watching that may affect the yield going forward?

A The yield paid to the Fund's shareholders remained stable during the six months. Going forward, we expect interest rates to begin to rise after the Fed begins tightening monetary policy. We believe such an occurrence should have a positive effect on the dividends* paid to shareholders.

Q   What is your investment outlook?

A We anticipate that the Fed will begin tightening monetary policy by the end of 2015, which should have a positive impact on the performance of floating-rate loans, given that their coupon rates typically rise with interest-rate increases.

    We believe both investment fundamentals and market technical factors should favor bank-loan investments. In general, domestic companies are in good financial condition, with healthy balance sheets and good cash flows that should enable them to meet their debt obligations. Loan default rates remain low by historical standards, and we anticipate that they should remain below long-term averages for the foreseeable future. At the same time, the robust issuance of CLOs should help sustain strong demand for floating-rate bank loans even as the issuance of new loans for investment has been limited. The combination of growing demand and limited supply should be supportive for loan prices. The principal risks to the loan market are that the Fed could further delay any monetary tightening actions, that CLO demand declines, or that there could be a spike in new-loan issuance, including loans intended to refinance older loans at lower rates.

    Given this positive backdrop, we believe any actions by the Fed which result in higher interest rates should have a positive influence on bank-loan performance.

*   Dividends are not guaranteed.

6 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

Please refer to the Schedule of Investments on pages 17-44 for a full listing of Fund securities.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 7

Portfolio Summary | 4/30/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                                                       94.4%
U.S. Corporate Bonds                                                        1.9%
International Corporate Bonds                                               1.8%
Temporary Cash Investment                                                   0.6%
Asset Backed Securities                                                     0.5%
U.S. Preferred Stocks                                                       0.4%
Collateralized Mortgage Obligations                                         0.3%
U.S. Common Stocks                                                          0.1%
Convertible Preferred Stocks                                                0.0%+

+ Amount rounds to less than 0.1%.

* Includes investments in Insurance Linked Securities totaling 1.2% of total investment portfolio.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1. Charter Communications Operating LLC, Term F Loan, 12/31/20            0.83%
--------------------------------------------------------------------------------
 2. Albertsons LLC, Term B-2 Loan, 3/21/19                                 0.76
--------------------------------------------------------------------------------
 3. Tribune Media Co., Initial Term Loan, 11/20/20                         0.72
--------------------------------------------------------------------------------
 4. CityCenter Holdings LLC, Term B Loan, 10/16/20                         0.71
--------------------------------------------------------------------------------
 5. American Airlines, Inc., Class B Term Loan, 6/27/19                    0.69
--------------------------------------------------------------------------------
 6. PQ Corp., 2014 Term Loan, 8/7/17                                       0.61
--------------------------------------------------------------------------------
 7. Avago Technologies, Ltd., Tranche B Term Loan (First Lien), 4/16/21    0.60
--------------------------------------------------------------------------------
 8. NSG Holdings LLC, New Term Loan, 12/11/19                              0.59
--------------------------------------------------------------------------------
 9. Apex Tool Group LLC, Term Loan, 1/31/20                                0.59
--------------------------------------------------------------------------------
10. Tower Automotive Holdings USA LLC, Refinancing Term Loan, 4/23/20      0.58
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

Prices and Distributions | 4/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      4/30/15                       10/31/14
--------------------------------------------------------------------------------
           A                         $6.86                         $6.86
--------------------------------------------------------------------------------
           C                         $6.87                         $6.87
--------------------------------------------------------------------------------
           K                         $6.87                         $6.86
--------------------------------------------------------------------------------
           Y                         $6.88                         $6.88
--------------------------------------------------------------------------------
           Z                         $6.89                         $6.88
--------------------------------------------------------------------------------

Distributions per Share: 11/1/14-4/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment            Short-Term         Long-Term
         Class           Income             Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A            $0.1242                 $ --              $ --
--------------------------------------------------------------------------------
           C            $0.0994                 $ --              $ --
--------------------------------------------------------------------------------
           K            $0.1364                 $ --              $ --
--------------------------------------------------------------------------------
           Y            $0.1358                 $ --              $ --
--------------------------------------------------------------------------------
           Z            $0.1307                 $ --              $ --
--------------------------------------------------------------------------------

The Barclays High Yield Loans Performing Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+1.25%. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 9

Performance Update | 4/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                  Net        Public        Barclays High
                  Asset      Offering      Yield Loans
                  Value      Price         Performing
Period            (NAV)      (POP)         Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)       3.75%       3.18%        4.67%
5 Years           4.29        3.34         4.95
1 Year            2.48       (2.18)        3.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.07%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Floating    Barclays High Yield
                    Rate Fund           Loans Performing Index
2/28/2007           $ 9,550             $10,000
4/30/2007           $ 9,664             $10,181
4/30/2008           $ 9,422             $ 9,955
4/30/2009           $ 8,466             $ 8,704
4/30/2010           $10,477             $11,492
4/30/2011           $11,142             $12,279
4/30/2012           $11,559             $12,610
4/30/2013           $12,294             $13,613
4/30/2014           $12,614             $14,108
4/30/2015           $12,927             $16,631

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

Performance Update | 4/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                      Barclays High
                                      Yield Loans
                 If       If          Performing
Period           Held     Redeemed    Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)      2.94%    2.94%       4.67%
5 Years          3.50     3.50        4.95
1 Year           1.74     1.74        3.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Floating    Barclays High Yield
                    Rate Fund           Loans Performing Index
2/28/2007           $10,000             $10,000
4/30/2007           $10,095             $10,181
4/30/2008           $ 9,753             $ 9,955
4/30/2009           $ 8,696             $ 8,704
4/30/2010           $10,683             $11,492
4/30/2011           $11,266             $12,279
4/30/2012           $11,582             $12,610
4/30/2013           $12,244             $13,613
4/30/2014           $12,469             $14,108
4/30/2015           $12,686             $16,631

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 11

Performance Update | 4/30/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                   Net          Barclays High
                   Asset        Yield Loans
                   Value        Performing
Period             (NAV)        Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)        3.84%        4.67%
5 Years            4.44         4.95
1 Year             3.00         3.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.69%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Floating    Barclays High Yield
                    Rate Fund           Loans Performing Index
2/28/2007           $10,000             $10,000
4/30/2007           $10,115             $10,181
4/30/2008           $ 9,862             $ 9,955
4/30/2009           $ 8,861             $ 8,704
4/30/2010           $10,966             $11,492
4/30/2011           $11,662             $12,279
4/30/2012           $12,098             $12,610
4/30/2013           $12,868             $13,613
4/30/2014           $13,231             $14,108
4/30/2015           $13,628             $16,631

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 10, 2013, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 10, 2013, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

Performance Update | 4/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                   Net          Barclays High
                   Asset        Yield Loans
                   Value        Performing
Period             (NAV)        Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)        4.00%        4.67%
5 Years            4.61         4.95
1 Year             2.83         3.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                   Gross        Net
--------------------------------------------------------------------------------
                   0.82%        0.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Floating    Barclays High Yield
                    Rate Fund           Loans Performing Index
2/28/2007           $5,000,000          $5,000,000
4/30/2007           $5,057,400          $5,090,732
4/30/2008           $4,933,654          $4,977,316
4/30/2009           $4,433,295          $4,351,911
4/30/2010           $5,504,693          $5,746,192
4/30/2011           $5,866,555          $6,139,730
4/30/2012           $6,093,369          $6,304,798
4/30/2013           $6,514,421          $6,806,517
4/30/2014           $6,706,511          $7,054,110
4/30/2015           $6,896,275          $7,315,388

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 13

Performance Update | 4/30/15                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                  Net          Barclays High
                  Asset        Yield Loans
                  Value        Performing
Period            (NAV)        Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)       3.88%        4.67%
5 Years           4.50         4.95
1 Year            2.80         3.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  1.08%        0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Floating    Barclays High Yield
                    Rate Fund           Loans Performing Index
2/28/2007           $10,000             $10,000
4/30/2007           $10,115             $10,181
4/30/2008           $ 9,862             $ 9,955
4/30/2009           $ 8,861             $ 8,704
4/30/2010           $10,966             $11,492
4/30/2011           $11,662             $12,279
4/30/2012           $12,120             $12,610
4/30/2013           $12,928             $13,613
4/30/2014           $13,292             $14,108
4/30/2015           $13,664             $16,631

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on August 7, 2011, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on August 7, 2011, would have been higher than the performance shown. For the period beginning August 7, 2011, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from November 1, 2014, through April 30, 2015.

--------------------------------------------------------------------------------------------
Share Class                    A             C             K             Y            Z
--------------------------------------------------------------------------------------------
Beginning Account          $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 11/1/14
--------------------------------------------------------------------------------------------
Ending Account             $1,018.40     $1,014.60     $1,021.60     $1,020.00     $1,020.70
Value (after expenses)
on 4/30/15
--------------------------------------------------------------------------------------------
Expenses Paid              $    5.56     $    9.14     $    3.56     $    3.51     $    4.51
During Period*
--------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.11%, 1.83%, 0.71%, 0.70% and 0.90% for Class A, Class C, Class K, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2014, through April 30, 2015.

-----------------------------------------------------------------------------------------------
Share Class                    A             C              K              Y              Z
-----------------------------------------------------------------------------------------------
Beginning Account          $1,000.00     $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 11/1/14
-----------------------------------------------------------------------------------------------
Ending Account             $1,019.29     $1,015.72      $1,021.27      $1,021.32      $1,020.33
Value (after expenses)
on 4/30/15
-----------------------------------------------------------------------------------------------
Expenses Paid              $    5.56     $    9.15      $    3.56      $    3.51      $    4.51
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.11%, 1.83%, 0.71%, 0.70% and 0.90% for Class A, Class C, Class K, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

Schedule of Investments | 4/30/15 (unaudited)

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           PREFERRED STOCKS -- 0.5%
                           BANKS -- 0.3%
                           Diversified Banks -- 0.3%
       53,437       7.88   Citigroup Capital XIII, Floating Rate Note,
                           10/30/40                                            $    1,383,484
       15,031       6.00   US Bancorp, Floating Rate Note (Perpetual)                 405,837
                                                                               --------------
                                                                               $    1,789,321
                                                                               --------------
                           Total Banks                                         $    1,789,321
---------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.2%
                           Consumer Finance -- 0.2%
       40,000       8.12   GMAC Capital Trust I, Floating Rate Note,
                           2/15/40                                             $    1,051,200
                                                                               --------------
                           Total Diversified Financials                        $    1,051,200
---------------------------------------------------------------------------------------------
                           TOTAL PREFERRED STOCKS
                           (Cost $2,968,575)                                   $    2,840,521
---------------------------------------------------------------------------------------------
                           CONVERTIBLE PREFERRED
                           STOCK -- 0.0%+
                           CAPITAL GOODS -- 0.0%+
                           Industrial Machinery -- 0.0%+
        1,000              Stanley Black & Decker, Inc., 4.75%, 11/17/15       $      137,565
---------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE PREFERRED STOCK
                           (Cost $100,000)                                     $      137,565
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------
                           COMMON STOCKS -- 0.2%
                           CAPITAL GOODS -- 0.1%
                           Construction & Engineering -- 0.1%
      107,296              Newhall Land Development LLC*                       $      375,536
                                                                               --------------
                           Total Capital Goods                                 $      375,536
---------------------------------------------------------------------------------------------
                           COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                           Diversified Support Services -- 0.0%+
           32              IAP Worldwide Services, Inc.                        $       24,683
                                                                               --------------
                           Total Commercial Services & Supplies                $       24,683
---------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.1%
                           Education Services -- 0.1%
       26,266              Cengage Learning Holdings II LP                     $      666,500
                                                                               --------------
                           Total Consumer Services                             $      666,500
---------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCKS
                           (Cost $1,117,224)                                   $    1,066,719
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Fund | Semiannual Report | 4/30/15  17

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITIES -- 0.1%
                           BANKS -- 0.1%
                           Thrifts & Mortgage Finance -- 0.1%
      500,000       1.71   KKR Financial CLO 2007-1, Ltd., Floating
                           Rate Note, 5/15/21 (144A)                           $      494,467
                                                                               --------------
                           Total Banks                                         $      494,467
---------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.0%+
                           Specialized Finance -- 0.0%+
      265,700       0.61   Lease Investment Flight Trust, Floating Rate
                           Note, 7/15/31                                       $      162,741
      265,700       0.57   Lease Investment Flight Trust, Floating Rate
                           Note, 7/15/31                                              162,741
                                                                               --------------
                                                                               $      325,482
                                                                               --------------
                           Total Diversified Financials                        $      325,482
---------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $844,768)                                     $      819,949
---------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE
                           OBLIGATIONS -- 0.2%
                           BANKS -- 0.2%
                           Thrifts & Mortgage Finance -- 0.2%
    1,000,000       3.52   JP Morgan Chase Commercial Mortgage
                           Securities Trust 2013-FL3, Floating Rate
                           Note, 4/17/28 (144A)                                $      994,108
       80,350       0.77   RALI Series 2004-QS5 Trust, Floating Rate
                           Note, 4/25/34                                               79,363
                                                                               --------------
                                                                               $    1,073,471
                                                                               --------------
                           Total Banks                                         $    1,073,471
---------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.0%+
                           Other Diversified Financial Services -- 0.0%+
      426,348       4.18   Velocity Commercial Capital Loan Trust
                           2011-1, Floating Rate Note, 8/25/40 (144A)          $      409,294
                                                                               --------------
                           Total Diversified Financials                        $      409,294
---------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE
                           OBLIGATIONS
                           (Cost $1,444,604)                                   $    1,482,765
---------------------------------------------------------------------------------------------
                           CORPORATE BONDS -- 3.7%
                           ENERGY -- 0.3%
                           Oil & Gas Drilling -- 0.0%+
      100,000              Offshore Group Investment, Ltd., 7.5%, 11/1/19      $       66,000
---------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 0.3%
    1,405,000              NuStar Logistics LP, 6.75%, 2/1/21                  $    1,506,862
                                                                               --------------
                           Total Energy                                        $    1,572,862
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           MATERIALS -- 0.3%
                           Specialty Chemicals -- 0.1%
      900,000              INEOS Group Holdings SA, 5.875%,
                           2/15/19 (144A)                                      $      911,250
---------------------------------------------------------------------------------------------
                           Construction Materials -- 0.1%
      350,000              Cemex SAB de CV, 5.875%, 3/25/19 (144A)             $      361,200
---------------------------------------------------------------------------------------------
                           Paper Products -- 0.1%
      795,000              Resolute Forest Products, Inc., 5.875%,
                           5/15/23                                             $      766,181
                                                                               --------------
                           Total Materials                                     $    2,038,631
---------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.2%
                           Construction & Engineering -- 0.1%
      750,000              MasTec, Inc., 4.875%, 3/15/23                       $      708,750
---------------------------------------------------------------------------------------------
                           Electrical Components & Equipment -- 0.0%+
      250,000              WireCo WorldGroup, Inc., 9.5%, 5/15/17              $      220,000
---------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.1%
      430,000              Constellation Enterprises LLC, 10.625%,
                           2/1/16 (144A)                                       $      387,000
                                                                               --------------
                           Total Capital Goods                                 $    1,315,750
---------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.1%
                           Homebuilding -- 0.1%
      480,000              Brookfield Residential Properties, Inc.,
                           6.125%, 7/1/22 (144A)                               $      496,800
                                                                               --------------
                           Total Consumer Durables & Apparel                   $      496,800
---------------------------------------------------------------------------------------------
                           MEDIA -- 0.2%
                           Advertising -- 0.1%
      770,000              MDC Partners, Inc., 6.75%, 4/1/20 (144A)            $      781,550
---------------------------------------------------------------------------------------------
                           Broadcasting -- 0.1%
      210,000       0.79   NBCUniversal Enterprise, Inc., Floating
                           Rate Note, 4/15/16 (144A)                           $      210,569
                                                                               --------------
                           Total Media                                         $      992,119
---------------------------------------------------------------------------------------------
                           RETAILING -- 0.1%
                           Specialty Stores -- 0.1%
      660,000              Outerwall, Inc., 6.0%, 3/15/19                      $      646,800
                                                                               --------------
                           Total Retailing                                     $      646,800
---------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.0%+
                           Packaged Foods & Meats -- 0.0%+
      229,000              Chiquita Brands International, Inc., 7.875%,
                           2/1/21                                              $      250,182
                                                                               --------------
                           Total Food, Beverage & Tobacco                      $      250,182
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 19

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                           Health Care Equipment -- 0.1%
      713,000              Physio-Control International, Inc., 9.875%,
                           1/15/19 (144A)                                      $      761,128
                                                                               --------------
                           Total Health Care Equipment & Services              $      761,128
---------------------------------------------------------------------------------------------
                           BANKS -- 0.2%
                           Diversified Banks -- 0.1%
      500,000       1.07   Bank of America Corp., Floating Rate Note,
                           3/22/16                                             $      501,843
      180,000       5.95   Citigroup, Inc., Floating Rate Note (Perpetual)            179,325
                                                                               --------------
                                                                               $      681,168
---------------------------------------------------------------------------------------------
                           Regional Banks -- 0.1%
      560,000       4.48   The PNC Financial Services Group, Inc.,
                           Floating Rate Note (Perpetual)                      $      560,885
                                                                               --------------
                           Total Banks                                         $    1,242,053
---------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.2%
                           Multi-Sector Holdings -- 0.1%
      250,000              Fidelity National Financial, Inc., 5.5%, 9/1/22     $      272,164
---------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.1%
      615,000              Nationstar Mortgage LLC, 6.5%, 8/1/18               $      625,762
                                                                               --------------
                           Total Diversified Financials                        $      897,926
---------------------------------------------------------------------------------------------
                           INSURANCE -- 1.2%
                           Reinsurance -- 1.2%
      400,000       4.02   Armor Re, Ltd., Floating Rate Note, 12/15/16
                           (Cat Bond) (144A)                                   $      395,120
      500,000       3.46   Atlas IX Capital, Ltd., Floating Rate Note,
                           1/17/19 (Cat Bond) (144A)                                  507,950
      250,000       8.14   Atlas Reinsurance VII, Ltd., Floating Rate
                           Note, 1/7/16 (Cat Bond) (144A)                             252,525
      250,000       6.87   Caelus Re, Ltd., Floating Rate Note, 4/7/17
                           (Cat Bond) (144A)                                          258,500
      250,000       9.01   East Lane Re V, Ltd., Floating Rate Note,
                           3/16/16 (Cat Bond) (144A)                                  258,050
      548,100              Exeter Segregated Account (KANE SAC Ltd.),
                           Variable Rate Notes, 1/7/16                                550,950
      650,000       4.77   Kilimanjaro Re, Ltd., Floating Rate Note,
                           4/30/18 (Cat Bond) (144A)                                  655,655
      350,000       3.98   Longpoint Re, Ltd. III, Floating Rate Note,
                           5/18/16 (Cat Bond) (144A)                                  351,085
      500,000       7.27   Northshore Re, Ltd., Floating Rate Note,
                           7/5/16 (Cat Bond) (144A)                                   512,950
      600,000       8.61   Queen Street VII Re, Ltd., Floating Rate Note,
                           4/8/16 (Cat Bond) (144A)                                   612,180
      500,000       8.76   Residential Reinsurance 2011, Ltd., Floating
                           Rate Note, 12/6/16 (Cat Bond) (144A)                       502,900

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
      350,000      10.01   Residential Reinsurance 2012, Ltd., Floating
                           Rate Note, 6/6/16 (Cat Bond) (144A)                 $      370,195
      250,000       9.26   Residential Reinsurance 2013, Ltd., Floating
                           Rate Note, 6/6/17 (Cat Bond) (144A)                        261,625
      500,000       3.54   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                           (Cat Bond) (144A)                                          495,100
      500,000       3.92   Sanders Re, Ltd., Floating Rate Note, 6/7/17
                           (Cat Bond) (144A)                                          496,250
      250,000      11.26   Successor X, Ltd., Floating Rate Note,
                           11/10/15 (Cat Bond) (144A)                                 255,200
      250,000       8.51   Tar Heel Re, Ltd., Floating Rate Note, 5/9/16
                           (Cat Bond) (144A)                                          255,750
                                                                               --------------
                                                                               $    6,991,985
                                                                               --------------
                           Total Insurance                                     $    6,991,985
---------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.1%
                           Specialized REIT -- 0.1%
      500,000              Aviv Healthcare Properties LP, 7.75%, 2/15/19       $      519,375
                                                                               --------------
                           Total Real Estate                                   $      519,375
---------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.2%
                           Internet Software & Services -- 0.1%
      795,000              VeriSign, Inc., 4.625%, 5/1/23                      $      794,602
---------------------------------------------------------------------------------------------
                           Data Processing & Outsourced
                           Services -- 0.0%+
      250,000              First Data Corp., 8.875%, 8/15/20 (144A)            $      264,375
---------------------------------------------------------------------------------------------
                           Application Software -- 0.1%
      371,000              ACI Worldwide, Inc., 6.375%, 8/15/20 (144A)         $      390,014
                                                                               --------------
                           Total Software & Services                           $    1,448,991
---------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.3%
                           Integrated Telecommunication Services -- 0.2%
      540,000              Virgin Media Secured Finance Plc, 5.375%,
                           4/15/21 (144A)                                      $      564,975
      600,000              Windstream Services LLC, 8.125%, 9/1/18                    626,760
                                                                               --------------
                                                                               $    1,191,735
---------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 0.1%
      550,000       0.64   Vodafone Group Plc, Floating Rate Note,
                           2/19/16                                             $      550,371
                                                                               --------------
                           Total Telecommunication Services                    $    1,742,106
---------------------------------------------------------------------------------------------
                           UTILITIES -- 0.2%
                           Gas Utilities -- 0.0%+
      250,000              Ferrellgas LP, 6.5%, 5/1/21                         $      253,750
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 21

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Independent Power Producers
                           & Energy Traders -- 0.2%
      521,000              NRG Energy, Inc., 6.25%, 7/15/22                    $      540,538
      375,000              Star Energy Geothermal Wayang Windu, Ltd.,
                           6.125%, 3/27/20 (144A)                                     379,688
                                                                               --------------
                                                                               $      920,226
                                                                               --------------
                           Total Utilities                                     $    1,173,976
---------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $21,896,833)                                  $   22,090,684
---------------------------------------------------------------------------------------------
                           SENIOR FLOATING RATE LOAN
                           INTERESTS -- 91.7%**
                           ENERGY -- 4.0%
                           Oil & Gas Drilling -- 1.2%
    3,007,396       6.00   Drillships Financing Holding, Inc., Tranche B-1
                           Term Loan, 3/31/21                                  $    2,445,013
    1,750,000       7.50   Jonah Energy LLC, Term Loan (Second Lien),
                           5/8/21                                                   1,636,250
      871,089       5.75   Offshore Group Investment, Ltd., Term Loan,
                           3/28/19                                                    579,274
    1,214,219       4.50   Pacific Drilling SA, Term Loan, 6/3/18                   1,073,699
    1,990,000       3.75   Paragon Offshore Finance, Term Loan, 7/16/21             1,508,669
                                                                               --------------
                                                                               $    7,242,905
---------------------------------------------------------------------------------------------
                           Oil & Gas Equipment & Services -- 0.9%
      694,750       3.75   77 Energy, Tranche B Loan (First Lien), 6/17/21     $      658,276
    2,416,353       3.88   Fieldwood Energy LLC, Closing Date Loan,
                           9/25/18                                                  2,361,985
    1,678,750       5.75   FR Dixie Acquisition Corp., Term Loan, 1/23/21           1,393,362
    1,017,313       5.25   McDermott International, Inc., Tranche B Loan
                           (First Lien), 4/11/19                                      981,707
                                                                               --------------
                                                                               $    5,395,330
---------------------------------------------------------------------------------------------
                           Integrated Oil & Gas -- 0.5%
    1,695,670       5.25   ExGen Renewables I LLC, Term Loan, 2/5/21           $    1,712,627
      401,652       4.50   Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16              400,648
    1,357,813       4.00   Seadrill Operating LP, Initial Term Loan, 2/14/21        1,114,892
                                                                               --------------
                                                                               $    3,228,167
---------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.5%
    1,650,000       3.50   EP Energy LLC, Tranche B-3 Loan, 5/24/18            $    1,633,912
    1,371,563       5.50   TPF II Power, LLC, Term Loan, 10/2/21                    1,400,708
                                                                               --------------
                                                                               $    3,034,620
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 0.7%
    1,314,933       4.25   Pilot Travel Centers LLC, Initial Tranche B,
                           9/30/21                                             $    1,335,479
      795,000       2.43   Tesoro Corp., Initial Term Loan, 1/11/16                   796,988
    1,777,500       4.25   Western Refining, Inc., Term Loan 2013,
                           11/12/20                                                 1,784,535
                                                                               --------------
                                                                               $    3,917,002
---------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 0.1%
      500,000       4.00   Energy Transfer Equity, 1st Lien Term Loan,
                           12/2/19                                             $      503,125
---------------------------------------------------------------------------------------------
                           Coal & Consumable Fuels -- 0.1%
      195,833      18.15   Bumi Resources Tbk PT, Term Loan, 8/15/13           $       71,479
      793,240       5.50   Foresight Energy LLC, Term Loan, 8/21/20                   786,299
                                                                               --------------
                                                                               $      857,778
                                                                               --------------
                           Total Energy                                        $   24,178,927
---------------------------------------------------------------------------------------------
                           MATERIALS -- 9.5%
                           Commodity Chemicals -- 0.6%
    1,316,033       4.50   AZ Chem US, Inc., Tranche B Term Loan
                           (First Lien), 6/9/21                                $    1,324,978
    2,418,428       4.25   Tronox Pigments BV, New Term Loan, 3/19/20               2,429,311
                                                                               --------------
                                                                               $    3,754,289
---------------------------------------------------------------------------------------------
                           Diversified Chemicals -- 1.3%
    2,136,307       5.00   Nexeo Solutions LLC, Initial Term Loan,
                           2/26/17                                             $    2,112,273
      952,958       4.25   OXEA Sarl, Tranche B-2 Term Loan (First Lien),
                           1/15/20                                                    935,685
      723,877       5.50   Royal Adhesives & Sealants LLC, Term B Loan
                           (First Lien), 7/31/18                                      728,704
    2,210,625       3.75   Tata Chemicals North America, Inc., Term Loan,
                           8/7/20                                                   2,212,007
    1,466,849       5.00   Univar, Term B Loan, 2/14/17                             1,474,642
                                                                               --------------
                                                                               $    7,463,311
---------------------------------------------------------------------------------------------
                           Specialty Chemicals -- 2.8%
    1,749,175       4.50   Allnex Luxembourg & CY SCA, Tranche B-1 Term
                           Loan, 10/4/19                                       $    1,759,014
      907,563       4.50   Allnex Luxembourg & CY SCA, Tranche B-2 Term
                           Loan, 10/4/19                                              912,668
    2,437,837       3.75   Axalta Coating Systems US Holdings, Inc.,
                           Refinanced Term B Loan, 2/1/20                           2,447,850
      658,326       3.50   Chemtura Corp., New Term Loan, 8/29/16                     661,343
      851,023       2.72   Huntsman International LLC, Extended Term B
                           Loan, 4/19/17                                              852,087
    2,701,875       4.50   MacDermid, Inc., Tranche B Term Loan
                           (First Lien), 6/7/20                                     2,731,307
    2,013,150       4.25   OMNOVA Solutions, Inc., Term B-1 Loan, 5/31/18           2,016,296

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 23

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Specialty Chemicals -- (continued)
    3,520,470       4.00   PQ Corp., 2014 Term Loan, 8/7/17                    $    3,526,412
      531,807       2.75   WR Grace & Co-Conn, Delayed Draw Term
                           Loan, 1/23/21                                              533,137
    1,477,863       2.75   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21              1,481,558
                                                                               --------------
                                                                               $   16,921,672
---------------------------------------------------------------------------------------------
                           Construction Materials -- 0.3%
    1,557,261       4.25   CeramTec Service GmbH, Initial Dollar Term
                           B-1 Loan, 8/30/20                                   $    1,566,994
---------------------------------------------------------------------------------------------
                           Metal & Glass Containers -- 0.1%
      312,840       4.00   Ardagh Holdings USA, Inc., Tranche B-3 Term
                           Loan (First Lien), 12/17/19                         $      314,913
      500,000       4.50   Tekni-Plex, Inc., U.S., 1st Lien Term Loan B,
                           4/15/22                                                    502,580
                                                                               --------------
                                                                               $      817,493
---------------------------------------------------------------------------------------------
                           Paper Packaging -- 0.6%
    1,116,758       8.00   Caraustar Industries, Inc., Term Loan, 5/1/19       $    1,123,040
      503,625       5.25   Coveris Holdings SA, USD Term Loan, 4/14/19                507,612
    2,227,500       4.25   Multi Packaging Solutions, Inc., Initial Dollar
                           Tranche B Term, 9/30/20                                  2,225,179
                                                                               --------------
                                                                               $    3,855,831
---------------------------------------------------------------------------------------------
                           Aluminum -- 0.6%
      266,750       5.75   Noranda Aluminum Acquisition Corp., Term B
                           Loan, 2/28/19                                       $      249,300
    1,436,312       3.75   Novelis, Inc., Initial Term Loan, 3/10/17                1,441,519
    2,073,750       5.50   TurboCombustor Technology, Inc., Initial Term
                           Loan, 10/18/20                                           2,082,176
                                                                               --------------
                                                                               $    3,772,995
---------------------------------------------------------------------------------------------
                           Diversified Metals & Mining -- 1.0%
    3,146,150       3.75   Fortescue Metals Group, Ltd., Bank Loan,
                           6/30/19                                             $    2,849,669
    2,984,639       4.00   US Silica Co., Term Loan, 7/23/20                        2,895,099
                                                                               --------------
                                                                               $    5,744,768
---------------------------------------------------------------------------------------------
                           Steel -- 1.4%
    1,713,900       3.50   American Builders & Contractors Supply Co,
                           Inc., Term B Loan, 4/16/20                          $    1,720,970
      997,463       4.50   Atkore International, Inc., Term Loan
                           (First Lien), 3/27/21                                      984,994
      965,150       7.50   Essar Steel Algoma Inc., Initial Term Loan,
                           8/9/19                                                     883,112
    1,724,924       4.75   JMC Steel Group, Inc., Term Loan, 4/1/17                 1,724,191
    1,176,111       3.75   Signode Industrial Group US, Inc., Tranche B
                           Term Loan (First Lien), 3/21/21                          1,178,868

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Steel -- (continued)
    1,705,655       4.50   TMS International Corp., Term B Loan, 10/2/20       $    1,693,929
                                                                               --------------
                                                                               $    8,186,064
---------------------------------------------------------------------------------------------
                           Paper Products -- 0.8%
    3,438,750       5.75   Appvion, Inc., Term Commitment, 6/28/19             $    3,198,038
    1,263,650       4.75   Ranpak Corp., USD Term Loan, 10/1/21                     1,268,389
                                                                               --------------
                                                                               $    4,466,427
                                                                               --------------
                           Total Materials                                     $   56,549,844
---------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 8.9%
                           Aerospace & Defense -- 2.8%
    2,519,570       4.00   Accudyne Industries Borrower SCA, Refinancing
                           Term Loan, 12/13/19                                 $    2,458,680
      952,627       4.25   CPI International, Inc., Term B Loan, 11/17/17             962,154
      735,319       5.00   DAE Aviation Holdings, Inc., Replacement
                           Tranche B-1 Loan, 11/2/18                                  740,984
    2,737,368       3.75   DigitalGlobe, Inc., Term Loan, 1/25/20                   2,746,593
    1,864,216       6.25   DynCorp International, Inc., Term Loan, 7/7/16           1,858,778
    1,380,763       3.50   Orbital ATK, Inc., Term B Loan, 10/22/20                 1,386,217
      350,368       5.00   Standard Aero, Ltd., Replacement Tranche B-2
                           Loan, 11/2/18                                              352,503
    1,062,155       7.00   TASC, Inc., First Lien Term Loan, 2/28/17                1,078,751
    1,678,536       5.75   The SI Organization, Inc., Term Loan (First Lien),
                           11/19/19                                                 1,692,174
      111,853       5.75   Vencore, Inc (The SI Organization, Inc.), Term Loan,
                           11/23/19                                                   112,762
      669,586       3.25   Wesco Aircraft Hardare Corp., Tranche B Term
                           Loan (First Lien), 2/24/21                                 670,214
    2,885,991       4.75   WPP Plc, 1st Lien Term Loan, 12/21/19                    2,909,079
                                                                               --------------
                                                                               $   16,968,889
---------------------------------------------------------------------------------------------
                           Building Products -- 2.9%
    2,666,250       5.50   Armacell International GmbH, Term Loan B
                           (First Lien), 7/2/20                                $    2,672,916
    2,475,605       3.50   Armstrong World Industries, Inc., Term Loan B,
                           3/15/20                                                  2,480,762
    1,796,734       4.25   NCI Building Systems, Inc., Tranche B Term
                           Loan, 6/24/19                                            1,795,238
    1,975,000       5.25   Norcraft Cos. Inc., Initial Loan, 11/12/20               1,979,938
    1,684,273       3.50   Nortek, Inc., Term Loan, 10/30/20                        1,685,325
    2,750,955       4.00   Quikrete Holdings, Inc., Initial Loan (First Lien),
                           9/26/20                                                  2,762,419
    1,217,031       5.00   Summit Materials LLC, Term B Loan, 1/30/19               1,221,088
    2,556,325       4.25   Unifrax Corp., New Term B Loan, 12/31/19                 2,556,325
                                                                               --------------
                                                                               $   17,154,011
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 25

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Construction & Engineering -- 0.3%
      494,610       3.75   Aecom Technology, Term Loan B, 10/15/21             $      501,040
      961,764       6.76   International Equipment Solutions LLC, Initial
                           Loan, 8/16/19                                              965,972
                                                                               --------------
                                                                               $    1,467,012
---------------------------------------------------------------------------------------------
                           Electrical Components & Equipment -- 0.8%
      620,196       5.25   Pelican Products, Inc., Term Loan (First Lien),
                           4/8/20                                              $      620,971
    1,980,000       3.25   Southwire Co., Term Loan, 1/31/21                        1,978,762
    1,935,947       6.00   WireCo WorldGroup, Inc., Term Loan, 2/15/17              1,940,787
                                                                               --------------
                                                                               $    4,540,520
---------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.5%
      155,978       4.25   CeramTec Acquisition Corp., Initial Dollar Term
                           B-2 Loan, 8/30/20                                   $      156,953
      461,670       4.25   CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20               464,556
    1,258,918       4.50   Doosan Infracore, Tranche B Term, 5/28/21                1,274,655
      746,250       4.25   Gates Global LLC, Tranche B Term Loan
                           (First Lien), 6/12/21                                      747,916
      172,810       5.00   Kloeckner Pentaplast of America, 1st Lien Term
                           Loan, 4/22/20                                              173,944
      404,374       5.00   Kloeckner Pentaplast of America, 1st Lien Term
                           Loan, 4/22/20                                              407,029
                                                                               --------------
                                                                               $    3,225,053
---------------------------------------------------------------------------------------------
                           Construction & Farm Machinery
                           & Heavy Trucks -- 0.3%
      299,088       3.25   Manitowoc Co., Inc. (The), Term B Loan,
                           12/18/20                                            $      299,738
    1,185,000       5.75   Navistar, Inc., Tranche B Term Loan, 8/17/17             1,195,122
                                                                               --------------
                                                                               $    1,494,860
---------------------------------------------------------------------------------------------
                           Industrial Machinery -- 1.2%
    2,346,118       4.25   Gardner Denver, Inc., Initial Dollar Term Loan,
                           7/30/20                                             $    2,294,358
    2,401,830       4.25   Schaeffler AG, Facility B-USD, 5/15/20                   2,425,339
    1,273,162       5.25   Tank Holding Corp., Initial Term Loan, 7/9/19            1,283,768
    1,385,337       5.75   Xerium Technologies, Inc., New Term Loan,
                           5/17/19                                                  1,406,982
                                                                               --------------
                                                                               $    7,410,447
---------------------------------------------------------------------------------------------
                           Trading Companies & Distributors -- 0.1%
      817,831       3.75   WESCO Distribution, Inc., Tranche B-1 Loan,
                           12/12/19                                            $      821,068
                                                                               --------------
                           Total Capital Goods                                 $   53,081,860
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           COMMERCIAL SERVICES & SUPPLIES -- 3.8%
                           Environmental & Facilities Services -- 1.7%
      488,245       3.75   ADS Waste Holdings, Inc., Initial Tranche B-2,
                           10/9/19                                             $      488,016
    2,436,198       3.00   Progressive Waste Solutions, Ltd., Term B Loan,
                           10/31/19                                                 2,450,267
    1,414,081       6.25   Synagro Infrastructure Co., Inc., Term Loan,
                           6/30/20                                                  1,373,427
    1,175,000       4.25   Waste Industries USA, Inc., 1st Lien Term
                           Loan, 2/20/20                                            1,186,750
    1,950,347       5.50   Wastequip LLC, Term Loan, 8/9/19                         1,949,533
    1,966,637       4.00   WCA Waste Corp., Term Loan, 3/23/18                      1,959,262
      955,460       5.00   Wheelabrator, Term B Loan, 10/15/21                        970,580
       42,146       5.00   Wheelabrator, Term C Loan, 10/15/21                         42,813
                                                                               --------------
                                                                               $   10,420,648
---------------------------------------------------------------------------------------------
                           Diversified Support Services -- 0.4%
      252,883       5.76   IAP Worldwide Services, Inc., Term Loan,
                           7/18/19                                             $      235,181
      502,553       7.50   infoGroup, Inc., Term B Loan, 5/26/18                      478,682
    1,470,802       6.25   Language Line LLC, Tranche B Term Loan,
                           6/20/16                                                  1,469,883
                                                                               --------------
                                                                               $    2,183,746
---------------------------------------------------------------------------------------------
                           Security & Alarm Services -- 1.2%
    1,317,211       4.25   Allied Security Holdings LLC, Closing Date
                           Term Loan (First Lien), 2/12/21                     $    1,321,327
      507,024       4.00   Garda World Security Corp., Term B Loan, 11/8/20           507,235
    1,982,003       4.00   Garda World Security Corp., Term B Loan,
                           11/1/20                                                  1,982,829
      831,069       4.25   Monitronics International, Inc., Term B Loan,
                           3/23/18                                                    833,874
    2,302,313       4.25   Protection One, Inc., Term Loan (2012),
                           3/21/19                                                  2,315,245
                                                                               --------------
                                                                               $    6,960,510
---------------------------------------------------------------------------------------------
                           Human Resource &
                           Employment Services -- 0.3%
    1,922,888       3.50   On Assignment, Inc., Initial Term B Loan,
                           5/15/20                                             $    1,926,094
---------------------------------------------------------------------------------------------
                           Research & Consulting Services -- 0.2%
    1,067,975       5.00   Wyle, Tranche B Loan (First Lien), 5/22/21          $    1,070,312
                                                                               --------------
                           Total Commercial Services & Supplies                $   22,561,310
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 27

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 3.7%
                           Air Freight & Logistics -- 0.9%
      541,872       6.50   CEVA Group Plc, Pre-Funded L/C Loan, 3/19/21        $      510,308
      565,714       6.50   Ceva Intercompany BV, Dutch BV Term, 3/19/21               532,761
       97,537       6.50   Ceva Logistics Canada, ULC, Canadian Term
                           Loan, 3/19/21                                               91,855
      780,296       6.50   Ceva Logistics U.S. Holdings, Inc., US Term
                           Loan, 3/19/21                                              734,843
    1,694,813       6.75   Ozburn-Hessey Holding Co., LLC, Term Loan,
                           5/23/19                                                  1,699,050
    1,678,750       5.25   Syncreon Group BV, Term Loan, 9/26/20                    1,628,388
                                                                               --------------
                                                                               $    5,197,205
---------------------------------------------------------------------------------------------
                           Airlines -- 2.2%
    1,588,000       5.50   Air Canada, Term Loan, 9/26/19                      $    1,611,820
    3,969,300       3.75   American Airlines, Inc., Class B Term Loan,
                           6/27/19                                                  3,991,627
    2,327,361       3.25   Atlantic Aviation FBO, Inc., Term Loan (2013),
                           6/1/20                                                   2,325,180
    1,732,500       3.25   Delta Air Lines, Inc., Term Loan, 4/20/17                1,736,615
    1,715,000       3.50   United Airlines, Inc., Class B Term Loan, 4/1/19         1,721,431
      898,955       3.50   US Airways, Inc., Tranche B-1 Term Loan
                           (Consenting), 5/23/19                                      901,123
      498,259       3.00   US Airways, Inc., Tranche B-2 Term Loan
                           (Consenting), 11/23/16                                     499,069
                                                                               --------------
                                                                               $   12,786,865
---------------------------------------------------------------------------------------------
                           Marine -- 0.4%
      250,000       7.50   Commercial Barge Line Co., Initial Term Loan
                           (First Lien), 9/22/19                               $      250,781
      288,775       6.00   Floatel International AB, Tranche B Term Loan
                           (First Lien), 5/22/20                                      218,025
    1,953,959       5.25   Navios Maritime Partners LP, Term Loan, 6/27/18          1,968,613
                                                                               --------------
                                                                               $    2,437,419
---------------------------------------------------------------------------------------------
                           Trucking -- 0.1%
      761,277       3.75   Swift Transportation Co., LLC, Tranche B Term
                           Loan (First Lien), 6/9/21                           $      765,798
---------------------------------------------------------------------------------------------
                           Marine Ports & Services -- 0.1%
      784,768       5.25   SeaStar Solutions, Term Loan, 1/22/21               $      789,673
                                                                               --------------
                           Total Transportation                                $   21,976,960
---------------------------------------------------------------------------------------------
                           AUTOMOBILES & COMPONENTS -- 4.0%
                           Auto Parts & Equipment -- 2.5%
    1,564,574       4.75   Affinia Group, Inc., Tranche B-2 Term Loan,
                           4/25/20                                             $    1,568,486
    2,291,698       3.50   Allison Transmission, Inc., Term B-3 Loan,
                           8/23/19                                                  2,309,243

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Auto Parts & Equipment -- (continued)
    1,091,750       4.00   Cooper Standard Intermediate Holdco 2 LLC,
                           Term Loan, 3/28/21                                  $    1,098,573
    2,233,125       5.50   Henniges Automotive Holdings, Inc., Tranche B
                           Term Loan (First Lien), 6/11/21                          2,245,742
    1,817,968       4.25   MPG Holdco I, Inc., Initial Term Loan, 10/20/21          1,827,219
    1,909,769       4.25   Remy International, Inc., Term B Loan 2013,
                           3/5/20                                                   1,924,092
    3,353,004       4.00   Tower Automotive Holdings USA LLC,
                           Refinancing Term Loan, 4/23/20                           3,367,673
      846,430       5.50   UCI International, Inc., Term Loan, 7/26/17                834,086
                                                                               --------------
                                                                               $   15,175,114
---------------------------------------------------------------------------------------------
                           Tires & Rubber -- 0.3%
    1,812,500       4.75   The Goodyear Tire & Rubber Co., Term Loan
                           (Second Lien), 3/27/19                              $    1,835,156
---------------------------------------------------------------------------------------------
                           Automobile Manufacturers -- 1.0%
    2,454,449       3.50   Chrysler Group LLC, Term Loan B, 5/24/17            $    2,462,109
    1,980,000       3.25   Chrysler Group LLC, Tranche B Term Loan,
                           12/29/18                                                 1,984,736
    1,218,875       6.00   Crown Group LLC, Term Loan (First Lien), 9/30/20         1,215,066
                                                                               --------------
                                                                               $    5,661,911
---------------------------------------------------------------------------------------------
                           Personal Products -- 0.2%
    1,374,613       3.50   Visteon Corp., Tranche B Loan (First Lien),
                           4/8/21                                              $    1,376,116
                                                                               --------------
                           Total Automobiles & Components                      $   24,048,297
---------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 2.1%
                           Home Furnishings -- 0.6%
    2,670,662       4.25   Serta Simmons Holdings LLC, Term Loan,
                           10/1/19                                             $    2,691,317
    1,167,203       3.50   Tempur Sealy International, Inc., New Term B
                           Loan, 3/18/20                                            1,173,221
                                                                               --------------
                                                                               $    3,864,538
---------------------------------------------------------------------------------------------
                           Housewares & Specialties -- 0.9%
    2,490,717       4.50   Reynolds Group Holdings, Inc., Incremental
                           U.S. Term Loan, 12/31/18                            $    2,517,353
    2,550,871       5.50   World Kitchen LLC, U.S. Term Loan, 3/4/19                2,570,003
                                                                               --------------
                                                                               $    5,087,356
---------------------------------------------------------------------------------------------
                           Leisure Products -- 0.3%
    2,028,857       4.00   Bombardier Recreational Products, Inc.,
                           Term B Loan, 1/30/19                                $    2,042,806
---------------------------------------------------------------------------------------------
                           Apparel, Accessories & Luxury Goods -- 0.3%
    1,541,359       3.25   PVH Corp., Tranche B Term Loan, 12/19/19            $    1,552,438
                                                                               --------------
                           Total Consumer Durables & Apparel                   $   12,547,138
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 29

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 6.1%
                           Casinos & Gaming -- 1.8%
    4,091,691       4.25   CityCenter Holdings LLC, Term B Loan, 10/16/20      $    4,124,936
    2,936,175       3.50   MGM Resorts International, Term B Loan,
                           12/20/19                                                 2,941,680
      526,909       3.75   Pinnacle Entertainment, Inc., Tranche B-2
                           Term Loan, 8/13/20                                         528,116
    3,017,438       6.00   Scientific Games, Initial Term B-2, 10/1/21              3,051,592
                                                                               --------------
                                                                               $   10,646,324
---------------------------------------------------------------------------------------------
                           Hotels, Resorts & Cruise Lines -- 1.5%
    2,743,243       3.50   Four Seasons Holdings Inc., Term Loan,
                           6/27/20                                             $    2,755,245
    2,358,000       5.75   Great Wolf Resorts, Inc., Term B Loan, 8/6/20            2,364,878
    1,125,000       3.50   Hilton Worldwide Finance LLC, Initial Term
                           Loan, 9/23/20                                            1,130,469
    1,674,500       4.50   Sabre GLBL, Inc., Incremental Term Loan,
                           2/19/19                                                  1,686,536
    1,057,884       4.00   Sabre GLBL, Inc., Term B Loan, 2/19/19                   1,064,936
                                                                               --------------
                                                                               $    9,002,064
---------------------------------------------------------------------------------------------
                           Leisure Facilities -- 0.5%
    1,520,311       3.25   Cedar Fair LP, U.S. Term Facility, 3/6/20           $    1,529,497
    1,674,484       3.50   Six Flags Theme Parks, Inc., Tranche B Term
                           Loan, 12/20/18                                           1,686,520
                                                                               --------------
                                                                               $    3,216,017
---------------------------------------------------------------------------------------------
                           Restaurants -- 0.9%
      892,053       4.50   Burger King Worldwide, Inc., Term Loan B,
                           9/24/21                                             $      903,921
    1,783,274       4.00   Landry's, Inc., B Term Loan, 4/24/18                     1,793,974
    2,394,123       4.25   PF Chang's China Bistro, Inc., Term Borrowing,
                           7/2/19                                                   2,355,717
                                                                               --------------
                                                                               $    5,053,612
---------------------------------------------------------------------------------------------
                           Education Services -- 1.2%
    2,626,099       4.00   Bright Horizons Family Solutions, Inc., Term B
                           Loan, 1/14/20                                       $    2,642,239
    3,443,355       5.00   Laureate Education, Inc., New Series 2018
                           Extended Term Loan, 6/16/18                              3,348,662
    1,048,343       5.75   McGraw-Hill Global Education Holdings LLC,
                           Term B Loan Refinancing, 3/22/19                         1,056,729
                                                                               --------------
                                                                               $    7,047,630
---------------------------------------------------------------------------------------------
                           Specialized Consumer Services -- 0.2%
      250,000       5.50   Creative Artists Agency LLC 1st Lien Term
                           Loan, 12/10/21                                      $      252,734

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Specialized Consumer Services -- (continued)
    2,092,481       4.00   Weight Watchers International, Inc., Initial
                           Tranche B-2 Term Loan, 4/2/20                       $    1,119,477
                                                                               --------------
                                                                               $    1,372,211
                                                                               --------------
                           Total Consumer Services                             $   36,337,858
---------------------------------------------------------------------------------------------
                           MEDIA -- 9.3%
                           Advertising -- 0.7%
    2,610,850       6.75   Affinion Group, Inc., Tranche B Term Loan,
                           4/30/18                                             $    2,511,854
    1,781,932       4.75   Getty Images, Inc., Initial Term Loan,
                           10/18/19                                                 1,551,618
                                                                               --------------
                                                                               $    4,063,472
---------------------------------------------------------------------------------------------
                           Broadcasting -- 2.5%
    1,161,225       4.50   Catalina Holding Corp., Tranche B Term Loan
                           (First Lien), 4/3/21                                $    1,058,892
      746,306       3.00   CBS Outdoor Americas Capital LLC, Tranche B
                           Term Loan (First Lien), 1/15/21                            746,889
    1,911,707       4.00   Entercom Radio LLC, Term B-2 Loan, 11/23/18              1,920,468
        1,263       3.50   EW Scripps, Term Loan, 11/26/20                              1,268
    1,961,499       4.50   Hubbard Broadcasting, Inc., Tranche 1 Term
                           Loan, 4/29/19                                            1,967,629
    1,796,477       4.25   NEP, Amendment No. 3 Incremental Term Loan
                           (First Lien), 1/22/20                                    1,784,126
    1,477,500       3.25   Quebecor Media, Inc., Facility B-1 Tranche,
                           8/17/20                                                  1,470,112
      717,008       3.00   Sinclair Television Group, Inc., New Tranche B
                           Term Loan, 4/19/20                                         715,100
    4,149,512       4.00   Tribune Co., Tranche B Term Loan (First Lien),
                           11/20/20                                                 4,175,446
      734,860       4.00   Univision Communications, Inc., 2013
                           Incremental Term Loan, 3/1/20                              735,975
                                                                               --------------
                                                                               $   14,575,905
---------------------------------------------------------------------------------------------
                           Cable & Satellite -- 3.2%
    2,404,330       3.50   Cequel Communications LLC, Term Loan,
                           2/14/19                                             $    2,417,424
    4,814,250       3.00   Charter Communications Operating LLC,
                           Term F Loan, 1/1/21                                      4,810,867
    1,913,109       3.75   Intelsat Jackson Holdings SA, Tranche B-2
                           Term Loan, 6/30/19                                       1,915,022
      444,763       4.50   Learfield Communications, Inc., 2014
                           Replacement Term Loan (First Lien), 10/9/20                449,489
    1,706,250       4.00   MCC Georgia LLC, Tranche G Term Loan, 2/8/20             1,711,582
      471,600       3.25   MCC Iowa LLC, Tranche H Term Loan, 1/29/21                 470,421
    2,464,996       3.50   Telesat Canada, U.S. Term B Loan, 3/28/19                2,472,186

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 31

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Cable & Satellite -- (continued)
      641,107       3.50   Virgin Media Investment Holdings, Ltd., New
                           Term B Loan, 2/6/20                                 $      642,389
    1,326,479       4.75   WideOpenWest Finance LLC, Term B Loan,
                           4/1/19                                                   1,335,125
    1,207,098       3.50   Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22           1,209,780
    1,138,945       3.50   Ziggo BV, Tranche B-1 Term Loan (First Lien),
                           1/15/22                                                  1,141,475
      733,957       3.50   Ziggo BV, Tranche B-2 Term Loan (First Lien),
                           1/15/22                                                    735,588
                                                                               --------------
                                                                               $   19,311,348
---------------------------------------------------------------------------------------------
                           Movies & Entertainment -- 1.8%
    2,141,622       3.50   AMC Entertainment, Inc., Initial Term Loan,
                           4/30/20                                             $    2,151,516
      323,801       3.75   Cinedigm Digital Funding I LLC, Term Loan,
                           2/28/18                                                    325,015
    1,793,929       3.25   Kasima LLC, Term Loan, 5/17/21                           1,793,929
    1,536,249       3.50   Live Nation Entertainment, Inc., Term B-1 Loan,
                           8/17/20                                                  1,542,971
    1,965,000       3.50   Seminole Hard Rock Entertainment, Inc., New
                           Term Loan B, 5/14/20                                     1,965,409
    3,127,375       3.75   WMG Acquisition Corp., Tranche B Refinancing
                           Term Loan, 7/1/20                                        3,114,866
                                                                               --------------
                                                                               $   10,893,706
---------------------------------------------------------------------------------------------
                           Publishing -- 1.1%
      761,310       7.00   Cengage Learning Acquisitions, Inc., Term Loan,
                           3/6/20                                              $      767,416
      840,445       4.75   Interactive Data Corp., Tranche B Term Loan
                           (First Lien), 4/24/21                                      847,142
    2,666,250       6.25   McGraw-Hill School Education Holdings llc,
                           Term B Loan, 12/18/19                                    2,686,247
    2,058,694       3.75   MTL Publishing LLC, Term B-2 Loan, 6/29/18               2,066,200
                                                                               --------------
                                                                               $    6,367,005
                                                                               --------------
                           Total Media                                         $   55,211,436
---------------------------------------------------------------------------------------------
                           RETAILING -- 2.0%
                           Department Stores -- 0.3%
    1,678,792       4.25   Neiman Marcus Group, Ltd., LLC, Other Term
                           Loan, 10/25/20                                      $    1,685,565
---------------------------------------------------------------------------------------------
                           Computer & Electronics Retail -- 0.3%
      990,000       3.75   Rent-A-Center, Inc., Term Loan (2014), 2/6/21       $      980,100
      928,891      14.75   Targus Group International, Inc., Term Loan,
                           5/24/16                                                    770,980
                                                                               --------------
                                                                               $    1,751,080
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Home Improvement Retail -- 0.6%
    3,385,175       4.50   Apex Tool Group LLC, Term Loan, 2/1/20              $    3,389,407
---------------------------------------------------------------------------------------------
                           Specialty Stores -- 0.2%
    1,000,000       0.00   Staples, Inc., 1st Lien Term Loan B, 4/24/21 (d)    $    1,005,347
---------------------------------------------------------------------------------------------
                           Automotive Retail -- 0.6%
      562,517       3.00   Avis Budget Car Rental LLC, Tranche B Term
                           Loan, 3/15/19                                       $      566,735
    1,183,499       5.75   CWGS Group LLC, Term Loan, 2/20/20                       1,198,404
    1,710,625       4.00   The Hertz Corp., Tranche B1 Term Loan, 3/11/18           1,719,178
      490,000       3.50   The Hertz Corp., Tranche B-2 Term Loan, 3/11/18            491,409
                                                                               --------------
                                                                               $    3,975,726
                                                                               --------------
                           Total Retailing                                     $   11,807,125
---------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 1.6%
                           Drug Retail -- 0.1%
      694,750       4.50   Hearthside Group Holdings LLC, Term Loan
                           (First Lien), 4/24/21                               $      696,678
---------------------------------------------------------------------------------------------
                           Food Distributors -- 0.8%
    1,554,903       5.75   AdvancePierre Foods, Inc., Term Loan (First
                           Lien), 7/10/17                                      $    1,569,238
    1,433,557       4.75   Clearwater Seafoods LP, Term Loan B 2013,
                           6/26/19                                                  1,436,543
    1,736,585       4.25   Del Monte Foods Consumer Products, Inc.,
                           Term Loan (First Lien), 11/26/20                         1,670,017
                                                                               --------------
                                                                               $    4,675,798
---------------------------------------------------------------------------------------------
                           Food Retail -- 0.7%
    4,353,266       5.38   Albertsons LLC, Term B-2 Loan, 3/21/19              $    4,393,399
                                                                               --------------
                           Total Food & Staples Retailing                      $    9,765,875
---------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 3.2%
                           Agricultural Products -- 0.3%
    1,980,000       3.25   Darling International, Inc., Term B USD Loan,
                           12/19/20                                            $    1,984,520
---------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 2.6%
    2,325,615       4.50   Boulder Brands USA, Inc., Term Loan, 7/9/20         $    2,336,274
    3,344,991       5.00   CSM Bakery Solutions LLC, Term Loan
                           (First Lien), 7/3/20                                     3,357,116
    1,310,252       3.25   HJ Heinz Co., Term B2 Loan, 3/27/20                      1,313,279
      495,000       6.75   Hostess Brands, Inc., Term B Loan, 2/25/20                 506,138
    1,749,252       3.75   JBS USA LLC, Initial Term Loan, 5/25/18                  1,756,905
    2,712,880       3.00   Pinnacle Foods Finance LLC, New Term
                           Loan G, 4/29/20                                          2,718,178
      837,250       3.00   Pinnacle Foods Finance LLC, Tranche H Term
                           Loan, 4/29/20                                              838,885

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 33

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- (continued)
    1,290,250       3.75   Post Holdings, Inc., Tranche B Loan (First Lien),
                           5/23/21                                             $    1,296,816
      995,000       4.50   Shearer's Foods, LLC, Term Loan (First Lien),
                           6/19/21                                                    999,975
                                                                               --------------
                                                                               $   15,123,566
---------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 0.3%
    1,773,000       3.75   JBS USA LLC, Incremental Term Loan, 9/18/20         $    1,780,757
                                                                               --------------
                           Total Food, Beverage & Tobacco                      $   18,888,843
---------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 2.6%
                           Household Products -- 1.4%
    2,157,195       4.50   Polarpak, Inc., USD Term Loan (Canadian
                           Borrower Portion), 6/7/20                           $    2,170,677
    1,127,871       4.50   Polarpak, Inc., USD Term Loan (U.S. Borrower
                           Portion), 6/7/20                                         1,134,921
    2,491,909       3.50   Spectrum Brands, Inc., Tranche C Term Loan,
                           8/13/19                                                  2,501,254
    2,355,444       4.01   SRAM LLC, Term Loan (First Lien), 4/10/20                2,359,370
       12,944       4.50   WASH Multifamily Laundry Systems LLC, U.S.
                           Term Loan, 2/21/19                                          12,968
                                                                               --------------
                                                                               $    8,179,190
---------------------------------------------------------------------------------------------
                           Personal Products -- 1.2%
      990,000       4.25   Atrium Innovations, Inc., Term Loan, 1/29/21        $      981,956
      250,000       7.75   Atrium Innovations, Inc., Tranche B Term Loan
                           (Second Lien), 7/29/21                                     232,188
    1,356,048       4.75   Federal-Mogul Corporation, Tranche C Term,
                           4/15/21                                                  1,355,878
    2,076,786       3.50   NBTY, Inc., Term B-2 Loan, 10/1/17                       2,068,998
    1,076,449       4.12   Prestige Brands, Inc., Term B-1 Loan, 1/31/19            1,081,697
    1,648,562       4.00   Revlon Consumer Products Corp., Acquisition
                           Term Loan, 8/19/19                                       1,657,062
                                                                               --------------
                                                                               $    7,377,779
                                                                               --------------
                           Total Household & Personal Products                 $   15,556,969
---------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 6.9%
                           Health Care Equipment -- 0.5%
      941,363       3.25   Hologic, Inc., Refinancing Tranche B Term Loan,
                           8/1/19                                              $      945,554
    2,028,287       4.50   Kinetic Concepts, Inc., Term DTL-E1 loan,
                           5/4/18                                                   2,045,189
                                                                               --------------
                                                                               $    2,990,743
---------------------------------------------------------------------------------------------
                           Health Care Supplies -- 0.5%
      813,433       3.68   Biomet, Inc., Dollar Term B-2 Loan, 7/25/17         $      814,132
    2,058,178       5.00   Immucor, Inc., Term B-2 Loan, 8/19/18                    2,068,469
                                                                               --------------
                                                                               $    2,882,601
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Health Care Services -- 3.2%
      683,340       6.50   AccentCare, Inc., Term Loan, 12/22/16               $      659,423
      874,344       4.25   Alliance HealthCare Services, Inc., Initial Term
                           Loan, 6/3/19                                               872,432
      945,482       6.75   Ardent Medical Services, Inc., 1st Lien Term
                           Loan, 5/2/18                                               950,013
    1,218,203       6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20             1,212,873
      730,922       6.50   BioScrip, Inc., Term Loan, 7/31/20                         727,724
    1,508,762       4.00   BSN Medical GmbH & Co. KG, Facility B1A,
                           8/28/19                                                  1,510,647
    2,819,006       4.00   Envision Healthcare Corp., Initial Term Loan,
                           5/25/18                                                  2,838,094
    2,955,000       2.27   Fresenius US Finance I, Inc., Tranche B Term
                           Loan, 8/7/19                                             2,952,538
      325,000       4.50   Genoa Healthcare LLC, 1st Lien Term Loan B,
                           4/21/22                                                    326,828
      873,675       4.25   National Mentor Holdings, Inc., Tranche B Term
                           Loan, 1/31/21                                              878,317
      763,419       5.25   National Surgical Hospitals, Inc., Tranche B-2
                           Term Loan, 7/11/19                                         767,236
      908,019       8.00   Rural-Metro Operating Co., Term Loan, 6/30/18              812,677
    1,672,397       4.50   Truven Health Analytics, Inc., New Tranche B
                           Term Loan, 6/6/19                                        1,678,648
    2,191,872       4.25   US Renal Care, Inc., Tranche B-2 Term Loan
                           (First Lien), 7/3/19                                     2,206,941
      903,043       7.25   Virtual Radiologic Corp., Term Loan A, 12/22/16            774,359
                                                                               --------------
                                                                               $   19,168,750
---------------------------------------------------------------------------------------------
                           Health Care Facilities -- 1.8%
    1,542,491       4.25   CHS, 2021 Term D Loan, 1/27/21                      $    1,553,578
      271,018       3.43   CHS, Incremental 2018 Term F Loans, 12/31/18               272,937
      328,649       3.03   HCA, Inc., Tranche B-4 Term Loan, 5/1/18                   329,599
    2,366,461       4.25   Kindred Healthcare, Inc., Tranche B Loan
                           (First Lien), 4/10/21                                    2,388,647
    1,470,178       6.00   RegionalCare Hospital Partners, Inc., Term
                           Loan (First Lien), 4/21/19                               1,474,772
      189,615       3.75   Select Medical Corp., Series E Tranche B Term
                           Loan, 6/1/18                                               190,205
    2,457,481       6.75   Steward Health Care System LLC, Term Loan,
                           4/10/20                                                  2,452,873
      320,751       4.25   United Surgical Partners International, Inc.,
                           Extended Term Loan, 4/19/17                                321,653
    1,765,965       4.75   United Surgical Partners International, Inc.,
                           New Tranche B Term Loan, 4/3/19                          1,773,140
                                                                               --------------
                                                                               $   10,757,404
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 35

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Managed Health Care -- 0.0%+
      266,059       9.75   MMM Holdings, Inc., Term Loan, 10/9/17              $      223,490
      193,426       9.75   MSO of Puerto Rico, Inc., MSO Term Loan,
                           12/12/17                                                   162,478
                                                                               --------------
                                                                               $      385,968
---------------------------------------------------------------------------------------------
                           Health Care Technology -- 0.9%
      581,448       4.00   ConvaTec, Inc., Dollar Term Loan, 12/22/16          $      583,745
    2,439,337       3.75   Emdeon, Inc., Term B-2 Loan, 11/2/18                     2,451,534
      977,402       3.50   IMS Health, Inc., Term B Dollar Loan, 3/17/21              979,541
    1,273,590       4.00   MedAssets, Inc., Term B Loan, 12/13/19                   1,275,182
                                                                               --------------
                                                                               $    5,290,002
                                                                               --------------
                           Total Health Care Equipment & Services              $   41,475,468
---------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY
                           & LIFE SCIENCES -- 3.7%
                           Biotechnology -- 0.5%
    3,205,834       3.50   Alkermes, Inc., 2019 Term Loan, 9/25/19             $    3,217,189
---------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 3.1%
    1,691,500       4.50   Akorn, Inc., Term Loan B, 11/13/20                  $    1,697,843
      500,000       4.75   Concordia Healthcare Corp., 1st Lien Term
                           Loan B, 4/15/22                                            504,584
      990,000       3.25   Endo Luxembourg Finance I Co., S.a.r.l.,
                           Tranche B Term Loan (First Lien), 11/5/20                  992,062
    1,185,456       5.00   Generic Drug Holdings, Inc., Closing Date Term
                           Loan, 8/16/20                                            1,182,986
    1,188,000       3.18   Grifols Worldwide Operations USA, Inc., U.S.
                           Tranche B Term Loam, 4/1/21                              1,193,265
    1,349,309       3.25   Jazz Pharmaceuticals, Inc., Tranche 2 Term
                           Loan, 6/12/18                                            1,357,573
    2,104,100       4.25   JLL, Initial Dollar Term Loan, 1/23/21                   2,109,798
    1,386,000       3.25   Mallinckrodt International Finance SA, Initial
                           Term B Loan, 3/6/21                                      1,387,981
    1,942,562       4.00   Par Pharmaceutical Companies, Inc., Term B-2
                           Loan, 9/28/19                                            1,947,216
    1,250,970       4.25   PharMEDium Healthcare Corp., Initial Term Loan
                           (First Lien), 1/23/21                                    1,248,624
    1,092,351       3.25   RPI Finance Trust, Term B-2 Term Loan, 5/9/18            1,096,857
      357,566       3.25   RPI Finance Trust, Term B-3 Term Loan, 11/9/18             359,130
    1,279,190       3.50   Valeant Pharmaceuticals International, Inc.,
                           Series C-2 Tranche B Term Loan, 12/11/19                 1,284,609
    1,990,492       3.50   Valeant Pharmaceuticals International, Inc.,
                           Series E1 Tranche B Term Loan, 8/5/20                    1,998,342
                                                                               --------------
                                                                               $   18,360,870
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Life Sciences Tools & Services -- 0.1%
      415,114       4.25   Catalent Pharma Solutions, Dollar Term Loan,
                           5/20/21                                             $      419,377
                                                                               --------------
                           Total Pharmaceuticals, Biotechnology
                           & Life Sciences                                     $   21,997,436
---------------------------------------------------------------------------------------------
                           BANKS -- 0.4%
                           Thrifts & Mortgage Finance -- 0.4%
    2,366,434       5.00   Ocwen Financial Corp., Initial Term Loan,
                           1/15/18                                             $    2,347,207
                                                                               --------------
                           Total Banks                                         $    2,347,207
---------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 3.5%
                           Other Diversified Financial Services -- 2.2%
      746,250       5.50   4L Technologies Inc., Term Loan, 5/8/20             $      729,459
    1,276,861       3.50   AWAS Finance Luxembourg 2012 SA, Term
                           Loan, 7/16/18                                            1,287,235
    1,477,500       4.50   CTI Foods Holding Co., LLC, Term Loan
                           (First Lien), 6/29/20                                    1,489,505
      475,000       3.50   Delos Finance S.a.r.l., Tranche B Term
                           Loan, 2/27/21                                              476,993
    2,662,233       3.50   Fly Funding II S.a.r.l., Term Loan, 8/9/18               2,674,991
    1,210,937       6.00   Harland Clarke Holdings Corp., Tranche B-4
                           Term Loan, 8/17/19                                       1,220,776
    2,505,375       5.00   Livingston International, Inc., Initial Term B-1
                           Loan (First Lien), 4/18/19                               2,483,453
    1,220,775       4.50   Nord Anglia Education, Initial Term Loan,
                           3/31/21                                                  1,223,827
    1,337,631       5.25   WorldPay, Facility B2A Term Loan, 8/6/17                 1,352,680
                                                                               --------------
                                                                               $   12,938,919
---------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.3%
    1,630,530       4.25   Mirror BidCo Corp., New Incremental Term
                           Loan, 12/18/19                                      $    1,629,850
---------------------------------------------------------------------------------------------
                           Consumer Finance -- 0.2%
    1,291,950       4.00   Trans Union LLC, 2014 Replacement Term
                           Loan, 4/9/21                                        $    1,299,217
---------------------------------------------------------------------------------------------
                           Asset Management & Custody Banks -- 0.2%
    1,054,624       5.76   Clondalkin Acquisition BV, 1st Lien Term
                           Loan B, 5/31/20                                     $    1,054,624
---------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.6%
    1,990,674       4.50   Duff & Phelps Corp., Initial Term Loan, 4/23/20     $    1,995,651
    1,957,532       4.25   Guggenheim Partners Investment Management
                           Holdings LLC, Initial Term Loan, 7/22/20                 1,970,990
                                                                               --------------
                                                                               $    3,966,641
                                                                               --------------
                           Total Diversified Financials                        $   20,889,251
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 37

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           INSURANCE -- 1.6%
                           Insurance Brokers -- 0.5%
    1,146,578       5.00   CGSC of Delaware Holdings Corp., Term Loan
                           (First Lien), 4/16/20                               $    1,090,682
    2,078,905       4.25   USI Insurance Services LLC, Term B Loan,
                           12/30/19                                                 2,085,402
                                                                               --------------
                                                                               $    3,176,084
---------------------------------------------------------------------------------------------
                           Life & Health Insurance -- 0.3%
    1,834,397       3.75   CNO Financial Group, Inc., Tranche B2 Term
                           Loan, 9/4/18                                        $    1,837,814
---------------------------------------------------------------------------------------------
                           Multi-line Insurance -- 0.4%
    2,283,926       5.00   Alliant Holdings I, Inc., Initial Term Loan,
                           12/20/19                                            $    2,293,205
---------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 0.4%
    2,134,840       5.75   Confie seguros Holding II Co., Term B Loan
                           (First Lien), 11/9/18                               $    2,140,177
                                                                               --------------
                           Total Insurance                                     $    9,447,280
---------------------------------------------------------------------------------------------
                           REAL ESTATE -- 1.5%
                           Mortgage REIT -- 0.3%
    2,108,599       3.50   Starwood Property Trust, Inc., Term Loan
                           (First Lien), 4/17/20                               $    2,105,963
---------------------------------------------------------------------------------------------
                           Specialized REIT -- 0.6%
    1,000,000       5.00   Communication Sales & Leasing, Inc., 1st
                           Lien Term Loan B, 10/16/22                          $    1,000,000
    2,312,800       3.25   The GEO Group, Inc., Term Loan, 4/3/20                   2,321,473
                                                                               --------------
                                                                               $    3,321,473
---------------------------------------------------------------------------------------------
                           Real Estate Services -- 0.6%
    2,152,095       4.50   Altisource Solutions S.a.r.l., Term B Loan,
                           12/9/20                                             $    1,861,562
    1,548,106       4.30   GCA Services Group, Inc., Replacement Term
                           Loan (First Lien), 11/1/19                               1,549,315
                                                                               --------------
                                                                               $    3,410,877
                                                                               --------------
                           Total Real Estate                                   $    8,838,313
---------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 5.0%
                           Internet Software & Services -- 0.2%
      429,310       3.25   Dealertrack Technologies, Inc., Term Loan,
                           2/27/21                                             $      429,377
      993,578       6.00   Vocus, Inc., Tranche B Loan (First Lien),
                           5/23/21                                                    995,441
                                                                               --------------
                                                                               $    1,424,818
---------------------------------------------------------------------------------------------
                           IT Consulting & Other Services -- 1.1%
    1,402,167       3.75   Booz Allen Hamilton, Inc., Refinance
                           Tranche B, 7/31/19                                  $    1,415,531
    1,400,946       4.50   Deltek, Inc., Term Loan (First Lien), 10/10/18           1,410,578

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           IT Consulting & Other Services -- (continued)
    1,985,000       5.75   Evergreen Skills Lux S.a.r.l., Initial Term Loan
                           (First Lien), 4/23/21                               $    1,979,861
      688,050       4.50   PSAV Presentation Services, Tranche B Term
                           Loan (First Lien), 1/24/21                                 691,490
      875,000       3.75   Science Applications International, 1st Lien
                           Term Loan B, 4/21/22                                       881,016
                                                                               --------------
                                                                               $    6,378,476
---------------------------------------------------------------------------------------------
                           Data Processing & Outsourced
                           Services -- 0.5%
    1,387,680       3.68   First Data Corp., 2018 New Dollar Term
                           Loan, 3/24/18                                       $    1,392,389
    1,955,175       3.50   Genpact International, Inc., Term Loan,
                           8/30/19                                                  1,963,240
                                                                               --------------
                                                                               $    3,355,629
---------------------------------------------------------------------------------------------
                           Application Software -- 1.8%
    1,604,632       4.27   Applied Systems, Inc., Initial Term Loan
                           (First Lien), 1/15/21                               $    1,613,658
    2,457,925       3.97   Epiq Systems, Inc., Term Loan, 8/27/20                   2,457,925
      652,397       8.50   Expert Global Solutions, Inc., Term B Advance
                           (First Lien), 4/3/18                                       654,028
    1,117,976       3.75   Infor., Tranche B-5 Term Loan (First Lien),
                           6/3/20                                                   1,117,016
      828,750       7.50   Serena Software, Inc., Term Loan, 4/10/20                  833,757
    1,728,237       3.50   Verint Systems, Inc., Tranche B-2 Term Loan
                           (First Lien), 9/6/19                                     1,734,718
    2,188,681       4.25   Vertafore, Inc., Term Loan (2013), 10/3/19               2,199,077
                                                                               --------------
                                                                               $   10,610,179
---------------------------------------------------------------------------------------------
                           Systems Software -- 0.9%
    1,246,875       5.75   AVG Technologies N.V., Term Loan, 10/15/20          $    1,255,447
    2,800,088       4.00   EZE Software Group LLC, Term B-1 Loan, 4/6/20            2,809,420
      496,250       5.00   MSC Software Corp., Initial Term Loan
                           (First Lien), 5/28/20                                      500,592
      807,500       4.75   Sybil Finance BV, Initial Term Loan, 3/18/20               815,070
                                                                               --------------
                                                                               $    5,380,529
---------------------------------------------------------------------------------------------
                           Home Entertainment Software -- 0.5%
    1,644,500       3.25   Activision Blizzard, Inc., Term Loan, 7/26/20       $    1,656,449
    1,169,118       5.25   Micro Focus International, Term Loan B, 10/7/21          1,176,111
                                                                               --------------
                                                                               $    2,832,560
                                                                               --------------
                           Total Software & Services                           $   29,982,191
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 39

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE
                           & EQUIPMENT -- 1.5%
                           Data Processing & Outsourced
                           Services -- 0.0%+
       73,875       4.50   Ship Midco, Ltd., Additional Term Facility,
                           11/30/19                                            $       74,337
---------------------------------------------------------------------------------------------
                           Communications Equipment -- 0.4%
      397,000       3.75   Ciena Corp., Term Loan, 7/15/19                     $      398,985
      687,763       2.83   Commscope, Inc., Tranche 3 Term Loan, 1/21/17              687,333
    1,031,645       3.25   Commscope, Inc., Tranche 4 Term Loan, 1/14/18            1,032,290
                                                                               --------------
                                                                               $    2,118,608
---------------------------------------------------------------------------------------------
                           Electronic Equipment Manufacturers -- 0.6%
    1,920,081       4.50   Sensus USA, Inc., Term Loan (First Lien), 5/9/17    $    1,918,881
    1,563,636       4.75   Zebra Technologies, Term Loan B, 9/30/21                 1,585,136
                                                                               --------------
                                                                               $    3,504,017
---------------------------------------------------------------------------------------------
                           Electronic Components -- 0.4%
      147,750       3.25   Belden Finance 2013 LP, Initial Term Loan,
                           9/9/20                                              $      148,027
      660,250       6.25   FCI -- Fidji Luxembourg Bc4 Sarl, Term Loan,
                           12/19/20                                                   661,075
      577,982       3.25   Generac Power Systems, Inc., Term Loan B,
                           5/31/20                                                    579,005
    1,066,438       5.75   Scitor Corp., Term Loan, 2/15/17                         1,068,429
                                                                               --------------
                                                                               $    2,456,536
---------------------------------------------------------------------------------------------
                           Technology Distributors -- 0.1%
      784,004       3.25   CDW LLC, Term Loan, 4/25/20                         $      784,372
                                                                               --------------
                           Total Technology Hardware & Equipment               $    8,937,870
---------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 1.4%
                           Semiconductor Equipment -- 0.6%
    1,368,509       3.50   Emtegris, Inc., Term Loan B, 3/25/21                $    1,373,214
      480,353       3.25   Sensata Technologies BV, Term Loan, 5/12/18                482,634
    1,531,530       4.75   VAT Holding AG, Term Loan, 1/28/21                       1,545,888
                                                                               --------------
                                                                               $    3,401,736
---------------------------------------------------------------------------------------------
                           Semiconductors -- 0.8%
    3,454,067       3.75   Avago Technologies, Ltd., Tranche B Term Loan
                           (First Lien), 4/16/21                               $    3,474,871
      496,250       4.50   M/A-COM Technology, Initial Term Loan, 5/7/21              501,212
      737,337       3.25   Microsemi Corp., Term Loan (First Lien),
                           3/14/21                                                    740,640
                                                                               --------------
                                                                               $    4,716,723
                                                                               --------------
                           Total Semiconductors & Semiconductor
                           Equipment                                           $    8,118,459
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 2.5%
                           Integrated Telecommunication
                           Services -- 1.1%
    2,758,000       4.00   Cincinnati Bell, Inc., Tranche B Term Loan,
                           9/10/20                                             $    2,767,769
    1,010,861       4.75   Securus Technologies Holdings, Inc., Initial
                           Term Loan (First Lien), 4/30/20                            995,698
    1,636,644       3.25   West Corp., B-10 Term Loan (First Lien),
                           6/30/18                                                  1,641,759
      985,216       3.50   Windstream Services LLC, Tranche B-5 Term
                           Loan, 8/8/19                                               984,970
                                                                               --------------
                                                                               $    6,390,196
---------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 1.4%
    3,095,559       3.00   Crown Castle International Corp., Tranche B-2
                           Term Loan (First Lien), 1/31/21                     $    3,101,171
    1,097,634       4.50   Numericable U.S. LLC, Tranche B-1 Term Loan,
                           4/23/20                                                  1,103,533
      949,304       4.50   Numericable-SFR, Tranche B-2 Loan
                           (First Lien), 4/23/20                                      954,407
    1,175,787       4.00   Syniverse Holdings, Inc., Initial Term Loan,
                           4/23/19                                                  1,142,718
    2,204,282       4.00   Syniverse Holdings, Inc., Tranche B Term Loan,
                           4/23/19                                                  2,142,287
                                                                               --------------
                                                                               $    8,444,116
                                                                               --------------
                           Total Telecommunication Services                    $   14,834,312
---------------------------------------------------------------------------------------------
                           UTILITIES -- 2.9%
                           Electric Utilities -- 1.2%
    1,733,909       4.75   Atlantic Power LP, Term Loan, 2/20/21               $    1,744,746
    2,603,625       3.00   Calpine Construction Finance Co., LP, Term B-1
                           Loan, 5/3/20                                             2,594,187
    1,899,667       4.25   Star West Generation LLC, Term B Advance,
                           3/13/20                                                  1,911,540
      679,080       3.75   Texas Competitive Electric Holdings Co., LLC, DIP
                           Term Loan (2014), 5/5/16                                   683,607
                                                                               --------------
                                                                               $    6,934,080
---------------------------------------------------------------------------------------------
                           Water Utilities -- 0.3%
    1,728,125       4.75   WTG Holdings III Corp., Term Loan (First Lien),
                           12/12/20                                            $    1,742,166
---------------------------------------------------------------------------------------------
                           Independent Power Producers
                           & Energy Traders -- 1.4%
    1,392,000       4.00   Calpine Corp., Term Loan (3/11), 4/1/18             $    1,402,247
      536,922       4.00   Calpine Corp., Term Loan, 9/27/19                          540,427
    1,209,231       4.00   Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20             1,216,357
    2,048,849       2.75   NRG Energy, Inc., Term Loan (2013), 7/1/18               2,046,147

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 41

---------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                           Independent Power Producers
                           & Energy Traders -- (continued)
    3,413,037       3.75   NSG Holdings LLC, New Term Loan, 12/11/19           $    3,417,303
                                                                               --------------
                                                                               $    8,622,481
                                                                               --------------
                           Total Utilities                                     $   17,298,727
---------------------------------------------------------------------------------------------
                           TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                           (Cost $549,698,664)                                 $  546,678,956
---------------------------------------------------------------------------------------------
                           TEMPORARY CASH INVESTMENTS -- 0.7%
                           Commercial Paper -- 0.7%
    1,490,000              Barclays Commercial Paper, 5/1/15 (c)               $    1,489,999
    1,490,000              BNP Paribas Commercial Paper, 5/1/15 (c)                 1,489,996
      960,000              Prudential Funding Corp., Commercial Paper,
                           5/1/15 (c)                                                 959,997
                                                                               --------------
                                                                               $    3,939,992
---------------------------------------------------------------------------------------------
                           TOTAL TEMPORARY CASH INVESTMENTS
                           (Cost $3,940,000)                                   $    3,939,992
---------------------------------------------------------------------------------------------
                           TOTAL INVESTMENT IN SECURITIES -- 97.1%
                           (Cost $582,010,668) (a)                             $  579,057,151
---------------------------------------------------------------------------------------------
                           OTHER ASSETS & LIABILITIES -- 2.9%                  $   17,334,053
---------------------------------------------------------------------------------------------
                           TOTAL NET ASSETS -- 100.0%                          $  596,391,204
=============================================================================================

+            Amount rounds to less than 0.1%.

*            Non-income producing security.

REIT         Real Estate Investment Trust.

(Perpetual)  Security with no stated maturity date.

(Cat Bond)   Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2015, the value of these securities amounted to $13,847,453 or 2.3% of total net assets.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

(a) At April 30, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $582,596,721 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                            $ 3,334,133
             Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                             (6,873,703)
                                                                                     -----------
             Net unrealized depreciation                                             $(3,539,570)
                                                                                     ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d)          Rate to be determined.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2015 aggregated $17,938,657 and $151,365,833, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------
                                 Level 1          Level 2         Level 3   Total
-----------------------------------------------------------------------------------------
 Preferred Stocks                $2,840,521       $        --     $     --  $   2,840,521
 Convertible Preferred Stock        137,565                --           --        137,565
 Common Stocks                           --         1,066,719           --      1,066,719
 Asset Backed Securities                 --           819,949           --        819,949
 Collateralized Mortgage
    Obligations                          --         1,482,765           --      1,482,765
 Corporate Bonds
    Insurance Reinsurance                --                --      550,950        550,950
 All Other Corporate Bonds               --        21,539,734           --     21,539,734
 Senior Floating Rate Loan
 Interests                               --       546,678,956           --    546,678,956
 Repurchase Agreements                   --         3,939,992           --      3,939,992
-----------------------------------------------------------------------------------------
 Total                           $2,978,086      $575,528,115     $550,950   $579,057,151
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 43

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------
                                                                               Corporate
                                                                               Bonds
----------------------------------------------------------------------------------------
Balance as of 10/31/14                                                           $     --
Realized gain (loss)(1)                                                                --
Change in unrealized appreciation (depreciation)(2)                                 2,850
Purchases                                                                         548,100
Sales                                                                                  --
Transfers in and out of Level 3*                                                       --
Transfers in and out of Level 3 categories                                             --
-----------------------------------------------------------------------------------------
Balance as of 4/30/15                                                            $550,950
=========================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of
     investments still held as of 4/30/15                                 $2,850
                                                                          ------


The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

Statement of Assets and Liabilities | 4/30/15 (unaudited)

ASSETS:
  Investment in securities (cost $582,010,668)                                $579,057,151
  Cash                                                                          13,958,470
  Receivables --
     Investment securities sold                                                  9,068,666
     Fund shares sold                                                            1,125,943
     Interest                                                                    2,310,579
     Dividends                                                                       1,188
     Due from Pioneer Investment Management, Inc.                                  108,345
  Prepaid expenses                                                                  67,274
-------------------------------------------------------------------------------------------
         Total assets                                                         $605,697,616
===========================================================================================
LIABILITIES:
  Payables --
      Investment securities purchased                                         $  7,005,442
      Fund shares repurchased                                                    1,764,414
      Dividends                                                                    151,763
      Trustee fees                                                                   3,689
  Due to affiliates                                                                212,063
  Accrued expenses                                                                 169,041
-------------------------------------------------------------------------------------------
          Total liabilities                                                   $  9,306,412
===========================================================================================
NET ASSETS:
  Paid-in capital                                                             $607,339,064
  Undistributed net investment income                                                9,505
  Accumulated net realized loss on investments                                  (8,003,848)
  Net unrealized depreciation on investments                                    (2,953,517)
-------------------------------------------------------------------------------------------
         Total net assets                                                     $596,391,204
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $179,132,099/26,108,451 shares)                           $       6.86
  Class C (based on $101,119,470/14,716,091 shares)                           $       6.87
  Class K (based on $737,308/107,395 shares)                                  $       6.87
  Class Y (based on $311,967,020/45,316,234 shares)                           $       6.88
  Class Z (based on $3,435,307/498,646 shares)                                $       6.89
MAXIMUM OFFERING PRICE:
  Class A ($6.86 (divided by) 95.5%)                                          $       7.18
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 45

Statement of Operations (unaudited)

For the Six Months Ended 4/30/15

INVESTMENT INCOME:
  Interest                                                               $15,072,419
  Dividends                                                                  218,387
---------------------------------------------------------------------------------------------------
         Total investment income                                                       $15,290,806
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                        $ 1,897,963
  Transfer agent fees
     Class A                                                                  19,984
     Class C                                                                   9,041
     Class Y                                                                   1,792
     Class Z                                                                     225
  Distribution fees
     Class A                                                                 269,109
     Class C                                                                 516,460
  Shareholder communications expense                                         382,781
  Administrative reimbursement                                                96,959
  Custodian fees                                                              25,379
  Registration fees                                                           51,613
  Professional fees                                                           45,588
  Printing expense                                                            11,382
  Fees and expenses of nonaffiliated Trustees                                 14,791
  Pricing expense                                                             14,965
  Miscellaneous                                                              138,251
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $ 3,496,283
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                              (206,666)
---------------------------------------------------------------------------------------------------
     Net expenses                                                                      $ 3,289,617
---------------------------------------------------------------------------------------------------
         Net investment income                                                         $12,001,189
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                                     $(3,622,036)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                         $ 2,914,801
     Delayed draw loan commitments                                             1,691   $ 2,916,492
---------------------------------------------------------------------------------------------------
  Net loss on investments and delayed draw loan commitments                            $  (705,544)
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $11,295,645
===================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               4/30/15            Year Ended
                                                               (unaudited)        10/31/14
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $  12,001,189      $  30,211,193
Net realized loss on investments, swap contracts
  and foreign currency transactions                               (3,622,036)        (2,161,487)
Change in net unrealized appreciation (depreciation)
  on investments, swap contracts, delayed draw loan
  commitments and foreign currency transactions                    2,916,492         (8,434,792)
------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $  11,295,645      $  19,614,914
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.12 and $0.24 per share, respectively)        $  (3,971,973)     $  (9,406,216)
      Class C ($0.10 and $0.19 per share, respectively)           (1,518,912)        (3,458,024)
      Class K ($0.14 and $0.24 per share, respectively)               (6,145)              (349)
      Class Y ($0.14 and $0.26 per share, respectively)           (6,456,599)       (16,096,732)
      Class Z ($0.13 and $0.25 per share, respectively)              (73,641)          (714,579)
------------------------------------------------------------------------------------------------
         Total distributions to shareowners                    $ (12,027,270)     $ (29,675,900)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $  95,540,604      $ 373,641,102
Reinvestment of distributions                                     10,959,670         28,835,511
Cost of shares repurchased                                      (229,009,662)      (512,014,334)
------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                                    $(122,509,388)     $(109,537,721)
------------------------------------------------------------------------------------------------
      Net decrease in net assets                               $(123,241,013)     $(119,598,707)
NET ASSETS:
Beginning of period                                              719,632,217        839,230,924
------------------------------------------------------------------------------------------------
End of period                                                  $ 596,391,204      $ 719,632,217
------------------------------------------------------------------------------------------------
Undistributed net investment income                            $       9,505      $      35,586
================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 47

----------------------------------------------------------------------------------------------------
                            '15 Shares        '15 Amount
                            (unaudited)       (unaudited)            '14 Shares       '14 Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                   4,409,926       $  30,259,504           18,836,617      $ 130,797,329
Reinvestment of
   distributions                555,388           3,786,751            1,388,741          9,629,680
Less shares repurchased     (13,663,532)        (93,116,384)         (23,818,544)      (165,075,594)
----------------------------------------------------------------------------------------------------
      Net decrease           (8,698,218)      $ (59,070,129)          (3,593,186)     $ (24,648,585)
====================================================================================================
Class C
Shares sold                   1,201,183       $   8,201,459            4,093,630      $  28,456,600
Reinvestment of
   distributions                200,689           1,370,152              480,489          3,335,867
Less shares repurchased      (3,007,259)        (20,519,786)          (6,810,541)       (47,261,964)
----------------------------------------------------------------------------------------------------
      Net decrease           (1,605,387)      $ (10,948,175)          (2,236,422)     $ (15,469,497)
====================================================================================================
Class K*
Shares sold                     107,395       $     730,286                1,439      $      10,000
Reinvestment of
   distributions                     --                  --                   --                 --
Less shares repurchased          (1,439)             (9,827)                  --                 --
----------------------------------------------------------------------------------------------------
      Net increase              105,956       $     720,459                1,439      $      10,000
====================================================================================================
Class Y
Shares sold                   8,100,624       $  55,472,418           29,736,107      $ 207,017,300
Reinvestment of
   distributions                837,704           5,728,705            2,173,235         15,108,008
Less shares repurchased     (14,800,055)       (101,211,360)         (41,776,103)      (290,364,598)
----------------------------------------------------------------------------------------------------
      Net decrease           (5,861,727)      $ (40,010,237)          (9,866,761)     $ (68,239,290)
====================================================================================================
Class Z
Shares sold                     128,760       $     876,937            1,056,437      $   7,359,873
Reinvestment of
   distributions                 10,812              74,062              109,575            761,956
Less shares repurchased      (2,058,261)        (14,152,305)          (1,340,586)        (9,312,178)
----------------------------------------------------------------------------------------------------
      Net decrease           (1,918,689)      $ (13,201,306)            (174,574)     $  (1,190,349)
====================================================================================================
* Class K shares commenced operations on December 11, 2013.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year       Year        Year       Year       Year
                                                             4/30/15       Ended      Ended       Ended      Ended      Ended
                                                             (unaudited)   10/31/14   10/31/13    10/31/12   10/31/11   10/31/10
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   6.86      $   6.95   $   6.95    $   6.77   $   6.87   $  6.58
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.12      $   0.24   $   0.28    $   0.33   $   0.31   $  0.31
   Net realized and unrealized gain (loss) on investments        0.00(a)      (0.09)      0.01        0.16      (0.11)     0.30
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.12      $   0.15   $   0.29    $   0.49   $   0.20   $  0.61
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $   0.12      $  (0.24)  $  (0.29)   $  (0.31)  $  (0.30)  $ (0.32)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     --      $  (0.09)  $     --    $   0.18   $  (0.10)  $  0.29
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   6.86      $   6.86   $   6.95    $   6.95   $   6.77   $  6.87
================================================================================================================================
Total return*                                                    1.84%         2.17%      4.24%       7.43%      2.98%     9.44%
Ratio of net expenses to average net assets                      1.11%**       1.07%      1.06%       1.11%      1.10%     1.10%
Ratio of net investment income (loss) to average net assets      3.63%**       3.49%      3.88%       4.77%      4.47%     4.48%
Portfolio turnover rate                                             6%**         43%        40%         42%        57%       37%
Net assets, end of period (in thousands)                     $179,132      $238,764   $266,832    $179,260   $176,701   $93,183
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.13%**       1.07%      1.10%       1.11%      1.12%     1.29%
   Net investment income (loss) to average net assets            3.61%**       3.49%      3.85%       4.77%      4.45%     4.30%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Amount rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 49

-----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year       Year       Year      Year      Year
                                                             4/30/15       Ended      Ended      Ended     Ended     Ended
                                                             (unaudited)   10/31/14   10/31/13   10/31/12  10/31/11  10/31/10
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   6.87      $   6.96   $   6.95   $  6.78   $  6.87   $  6.58
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.10      $   0.19   $   0.23   $  0.27   $  0.26   $  0.25
   Net realized and unrealized gain (loss) on investments        0.00(a)      (0.09)      0.02      0.16     (0.10)     0.30
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.10      $   0.10   $   0.25   $  0.43   $  0.16   $  0.55
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.10)     $  (0.19)  $  (0.24)  $ (0.26)  $ (0.25)  $ (0.26)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     --      $  (0.09)  $   0.01   $  0.17   $ (0.09)  $  0.29
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   6.87      $   6.87   $   6.96   $  6.95   $  6.78   $  6.87
=============================================================================================================================
Total return*                                                    1.46%         1.43%      3.61%     6.46%     2.33%     8.47%
Ratio of net expenses to average net assets                      1.83%**       1.78%      1.80%     1.86%     1.89%     2.00%
Ratio of net investment income (loss) to average net assets      2.92%**       2.79%      3.13%     4.02%     3.68%     3.59%
Portfolio turnover rate                                             6%**         43%        40%       42%       57%       37%
Net assets, end of period (in thousands)                     $101,119      $112,117   $129,093   $70,655   $65,238   $23,703
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.84%**       1.78%      1.83%     1.86%     1.89%     2.04%
   Net investment income (loss) to average net assets            2.91%**       2.79%      3.09%     4.02%     3.68%     3.55%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Amount rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

-------------------------------------------------------------------------------------------------------------------------
                                                                                       Six Months
                                                                                       Ended
                                                                                       4/30/15             12/10/13 to
                                                                                       (unaudited)         10/31/14
-------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                                   $ 6.86              $ 6.95
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                                         $ 0.15              $ 0.24
  Net realized and unrealized gain (loss) on investments                                 0.00(a)            (0.09)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                                     $ 0.15              $ 0.15
-------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                                $(0.14)             $(0.24)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $ 0.01              $(0.24)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $ 6.87              $ 6.86
=========================================================================================================================
Total return*                                                                            2.16%               2.21%(b)
Ratio of net expenses to average net assets                                              0.71%**             0.69%**
Ratio of net investment income (loss) to average net assets                              4.20%**             3.45%**
Portfolio turnover rate                                                                     6%**               43%
Net assets, end of period (in thousands)                                               $  737              $   10
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                                  0.72%**             0.69%**
   Net investment income (loss) to average net assets                                    4.19%**             3.45%**
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Amount rounds to less than $0.01 or $(0.01) per share.

(b) Not Annualized.


The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 51

-----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year       Year       Year      Year      Year
                                                             4/30/15       Ended      Ended      Ended     Ended     Ended
                                                             (unaudited)   10/31/14   10/31/13   10/31/12  10/31/11  10/31/10
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   6.88      $   6.97   $   6.96   $  6.78   $  6.89   $  6.59
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.14      $   0.27   $   0.31   $  0.35   $  0.33   $  0.32
   Net realized and unrealized gain (loss) on investments        0.00(a)      (0.10)      0.02      0.16     (0.12)     0.31
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.14      $   0.17   $   0.33   $  0.51   $  0.21   $  0.63
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.14)     $  (0.26)  $  (0.32)  $ (0.33)  $ (0.32)  $ (0.33)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     --      $  (0.09)  $   0.01   $  0.18   $ (0.11)  $  0.30
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   6.88      $   6.88   $   6.97   $  6.96   $  6.78   $  6.89
=============================================================================================================================
Total return*                                                    2.00%         2.50%      4.77%     7.78%     3.11%     9.71%
Ratio of net expenses to average net assets                      0.70%**       0.70%      0.70%     0.70%     0.88%     0.92%
Ratio of net investment income (loss) to average net assets      4.04%**       3.86%      4.16%     5.17%     4.70%     4.67%
Portfolio turnover rate                                             6%**         43%        40%       42%       57%       37%
Net assets, end of period (in thousands)                     $311,967      $352,115   $425,245   $18,805   $60,596   $17,659
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.81%**       0.82%      0.83%     0.85%     0.88%     0.95%
   Net investment income (loss) to average net assets            3.93%**       3.74%      4.04%     5.02%     4.70%     4.67%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) Amount rounds to less than $0.01 or $(0.01) per share.


The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year       Year        Year      8/8/11
                                                               4/30/15      Ended      Ended       Ended     to
                                                               (unaudited)  10/31/14   10/31/13    10/31/12  10/31/11
------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                           $ 6.88       $  6.97    $  6.97     $ 6.80    $ 6.81
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $ 0.13       $  0.25    $  0.30     $ 0.30    $ 0.07
   Net realized and unrealized gain (loss) on investments        0.01         (0.09)      0.01       0.20     (0.03)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $ 0.14       $  0.16    $  0.31     $ 0.50    $ 0.04
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $(0.13)      $ (0.25)   $ (0.31)    $(0.33)   $(0.05)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ 0.01       $ (0.09)   $    --     $ 0.17    $(0.01)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 6.89       $  6.88    $  6.97     $ 6.97    $ 6.80
========================================================================================================================
Total return*                                                    2.07%         2.37%      4.49%      7.52%     0.65%(a)
Ratio of net expenses to average net assets                      0.90%**       0.90%      0.90%      0.83%     0.90%**
Ratio of net investment income (loss) to average net assets      3.77%**       3.66%      3.89%      5.03%     4.86%**
Portfolio turnover rate                                             6%**         43%        40%        42%       57%(a)
Net assets, end of period (in thousands)                       $3,435       $16,627    $18,062     $1,538    $   10
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.01%**       1.08%      0.98%      0.83%     1.22%**
   Net investment income (loss) to average net assets            3.66%**       3.48%      3.81%      5.03%     4.54%**
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) Not annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 53

Notes to Financial Statements | 4/30/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class Y and Class Z shares. Class A, Class C and Class Y shares commenced operations on February 14, 2007 and Class Z shares commenced operations on August 8, 2011. Class K shares were first commenced operations on December 10, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

54 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 55 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, naturaldisasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At April 30, 2015 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles.


56 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

    Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2014 was as follows:

    ---------------------------------------------------------------------------------
                                                                                2014
    ---------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                      $29,675,900
    ---------------------------------------------------------------------------------
         Total                                                           $29,675,900
    =================================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2014:

    ---------------------------------------------------------------------------------
                                                                                2014
    ---------------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                       $    798,655
    Capital loss carryforward                                             (4,375,594)
    Dividend payable                                                        (183,234)
    Net unrealized depreciation                                           (6,456,062)
    ---------------------------------------------------------------------------------
         Total                                                          $(10,216,235)
    =================================================================================

    The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of forward foreign currency and swap contracts, tax basis adjustments on interest accruals on preferred stock, interest on defaulted bonds and other holdings.

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 57

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $7,107 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2015.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible

58 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. During the six months ended April 30, 2015 the Fund had no open repurchase agreements.

I.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 59

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    There were no open credit default swap contracts during the six months ended April 30, 2015.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the six months ended April 30, 2015, the annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.59% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.70% and 0.90% of the Fund's average daily net assets attributable to Class Y and Class Z shares, respectively. Fees waived and expenses reimbursed during the six months ended April 30, 2015, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $44,506 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2015.

60 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended April 30, 2015, such out-of-pocket expenses by class of shares were as follows:

---------------------------------------------------------------------------------
Shareholder Communications:
---------------------------------------------------------------------------------
Class A                                                                  $160,645
Class C                                                                    55,363
Class Y                                                                   161,197
Class Z                                                                     5,576
---------------------------------------------------------------------------------
  Total                                                                  $382,781
=================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $159,571 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,986 in distribution fees payable to PFD at April 30, 2015.

In addition, redemptions of each class of shares (except Class Y and Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 61 purchase of those shares. There is no CDSC for Class Y or Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2015, CDSCs in the amount of $14,293 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At April 30, 2015 the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. There were no forward foreign currency contracts outstanding during the six months ended April 30, 2015.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect during the six months ended April 30, 2015 was in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% (0.90% prior to February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the six months ended April 30, 2015, the average daily amount of borrowings outstanding during the period was $6,266,667. The related weighted average annualized interest rate for the period was 0.96%, and the total interest expense on such borrowings was $4,553, which is included in interest expense, located on the Statement of Operations. As of April 30, 2015, there were no borrowings outstanding.

62 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

8. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaced Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending October 31, 2013 and October 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

9. Subsequent Events

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Fund will be converted to Class Y shares. Shareholders may continue to hold their Class Z shares until the Conversion. No sales charges or other charges will be assessed in connection with the Conversion.

Additional Information

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them).


                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 63

The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.


64 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

Trustees, Officers and Service Providers

Trustees                                  Advisory Trustee
Thomas J. Perna, Chairman                 Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                      Officers
Margaret B.W. Graham                      Lisa M. Jones, President and Chief
Marguerite A. Piret                          Executive Officer
Fred J. Ricciardi                         Mark E. Bradley, Treasurer and
Kenneth J. Taubes                            Chief Financial Officer
                                          Christopher J. Kelley, Secretary and
                                             Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 65

                            This page for your notes.

66 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

                            This page for your notes.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/15 67

                          This page for your notes.

68 Pioneer Floating Rate Fund | Semiannual Report | 4/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 20856-08-0615

                        Pioneer Multi-Asset
                        Real Return Fund*

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A       PMARX
                        Class C       PRRCX
                        Class R       MUARX
                        Class Y       PMYRX
                        Class Z       PMZYX

                        * Effective June 1, 2015, the Fund was renamed Pioneer
                          Flexible Opportunities Fund.

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Consolidated Financial Statements                                             40

Consolidated Notes to Financial Statements                                    49

Trustees, Officers and Service Providers                                      66

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 1

President's Letter

Dear Shareowner,

At mid-year, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/ expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 3

Portfolio Management Discussion | 4/30/15

In the following discussion, Michele Garau reviews recent market events and describes the factors that affected the performance of Pioneer Multi-Asset Real Return Fund* during the six-month period ended April 30, 2015. Mr. Garau, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund, along with Howard Weiss, a vice president and associate portfolio manager at Pioneer.

Q   How did the Fund perform during the six-month period ended April 30, 2015?

A Pioneer Multi-Asset Real Return Fund's Class A shares returned 11.04% at net asset value during the six-month period ended April 30, 2015, while the Fund's benchmark, the Barclays U.S. Treasury TIPS 1-10 Year Index (the Barclays Index), returned 0.60%. During the same period, the average return of the 331 mutual funds in Lipper's Alternative Global Macro Funds category was 1.42%, and the average return of the 319 mutual funds in Morningstar's Tactical Allocation Funds category was 2.13%.

Q Could you discuss some of the investment decisions that factored into the Fund's benchmark-relative performance during the six-month period ended April 30, 2015?

A The Fund maintained a tilt toward equities and away from bonds during the period, as we believe the broader market environment indicates that stocks have greater potential for outperformance. The heavier equity allocation posture was a positive factor in the Fund's benchmark-relative results during the period, given that global equities outperformed bonds over the six months.

    Fund performance was also helped significantly by the portfolio's weighting in Chinese stocks. China's market suffered from weak investor sentiment throughout 2013 and over the first half of 2014, due to concerns about slowing economic growth in the country. More recently, however, the combination of better-than-expected growth, rate cuts by the People's Bank of China, and rising participation among individual investors has driven the Chinese equity market to its highest level in seven years.

    Our decision to hedge against currency risk in the Fund's allocations to Europe and Japan also had a significant, positive impact on benchmark-relative returns. Stocks in both regions performed very well during the past six months, but unhedged investors saw the bulk of their gains eroded by currency weakness. Our hedging strategy helped protect the Fund from the downturn in the euro and yen against the U.S. dollar, allowing benchmark-relative performance to benefit from the allocation.

* Note to Shareholders: Effective June 1, 2015, the Fund was renamed Pioneer Flexible Opportunities Fund.

4 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

Q Could you discuss the Fund's overall positioning as of April 30, 2015, and touch upon any adjustments you made during the six-month period?

A As of April 30, 2015, the portfolio had allocations of roughly 65% to stocks, 22% to fixed income, and 8% to instruments that gave the Fund exposure to real assets, a category which includes real estate investment trusts (REITs) and commodities. We continue to favor equities based on the combination of improving global economic growth and a compelling equity risk premium. We believe stocks look more attractive than bonds because the earnings yield (earnings per share divided by price) on the Standard & Poor's 500 Index remains in line with the yield on high-yield bonds. Put another way, we believe stocks continue to represent an attractive value relative to bonds and other asset classes, even after their rally of the past year. In addition, we feel that stocks are more likely than bonds to benefit from the backdrop of gradually improving economic growth. We cannot rule out a correction, however, given the length of the current bull market; but, as top-down investors who believe in a long-term approach, we are not comfortable with attempting to time the market.

    The Fund's largest individual equity position as of period end was in shares of the PowerShares Buyback Achievers ETF (exchange-traded fund), which invests in stocks of U.S. companies that have repurchased at least 5% or more of their shares outstanding over the trailing 12-month period. We believe the capital discipline imposed by share buybacks forces corporate management teams to pursue activities with the highest probability of generating positive returns on investment. The ETF outperformed the broader U.S. market during the six-month period and made a positive contribution to the Fund's performance.

    Within the Fund's equity portfolio, we favor international stocks over domestic equities. Profit margins for U.S. corporations appear destined to fall from their current high levels, and the earnings season for the quarter ended March 31, 2015, was the weakest since the beginning of the economic recovery. In other developed markets, however, signs of improvement are becoming more visible. Such is the case in Europe, where formerly distressed countries -- such as Ireland, Portugal and Spain -- have experienced an even stronger recovery than Germany. In a nutshell, the recovery in Europe is spreading, to the point that the euro zone may reach its highest gross domestic growth (GDP) level in many years during 2015. European multi-national companies are also reaping the benefits of a very weak euro currency, while corporate America is in the opposite position. In our view, these factors outweigh the euro region's problems, most notably the questionable future of the Greek economy. Meanwhile, in Japan, the market is supported by the combination of the fastest earnings-per-share upward revision trend in the world, the planned increase in

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 5 equity allocations by large local pension funds and insurance companies, and the fact that the TOPIX Index (the local benchmark) shows that Japan's is among the world's least expensive stock markets. Against that background, we increased the Fund's allocation to both Europe and Japan midway through the six-month reporting period.

    Conversely, we reduced the Fund's weighting in the emerging markets during the period, as we believed the international developed markets represented a more compelling investment opportunity. We maintained the Fund's position in China, however, and the country continues to represent more than half of the Fund's emerging markets allocation as of April 30, 2015. We remain confident in the outlook for China -- a departure from the bearish consensus. While signs of an economic slowdown remained evident in the country, we believe a slowdown is exactly what the government in Beijing is trying to accomplish. Other important developments in China include the launch of the Asian Infrastructure Investment Bank, the infrastructure build-out known as "New Silk Road," the introduction of new industrial corridors, and ongoing financial liberalization. Elsewhere within the emerging and frontier markets complex, the Fund's exposure was mainly to Asia, together with positions in South Africa, Saudi Arabia and the United Arab Emirates. More recently, we added positions in Brazil and Russia.

    With regard to fixed income, we remain concerned about the bond market and, with a few exceptions, we see little investment opportunity there from a valuation perspective. The global bond market has been dominated by carry trades, whereby participants finance the purchase of longer-term bonds by borrowing short-term at zero cost. The Fund, therefore, held an underweight in bonds as of period end, and within that space we favored sovereign (government) debt over credit-sensitive securities. We have no interest in high-yield bonds, as we believe yields do not adequately compensate investors for the risks involved. Nevertheless, as of period end the Fund had exposure to 30-year U.S. Treasury bonds through a futures position. The goal of the Treasury allocation is to reduce overall portfolio volatility through exposure to an investment that tends to move inversely to higher-risk assets.

    The portfolio also had an allocation to the international bond markets as of period end, with an emphasis on specific countries where we have observed ample liquidity, a favorable trade-off of risk and return, and yields that are high enough to offset the impact of inflation. The approach translated into the Fund having positions in Australia and New Zealand government bonds within the developed markets, and Russia, Indonesia and Mexico within the

6 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 emerging markets. Generally speaking, however, we believe emerging markets debt is vulnerable to the possibility of interest-rate increases by the U.S. Federal Reserve System.

    The Fund had almost no exposure to commodities as of April 30, 2015. The portion of the portfolio devoted to real assets was primarily in REITs, many of them based in Asia, as we saw attractively valued assets and good growth prospects in the region.

Q Can you discuss how you use derivatives as part of your investment strategy for the Fund during the six-month period ended April 30, 2015, and how the use of derivatives affected performance, if at all?

A The effect of derivatives on the Fund's performance during the six-month period was not significant, as our goal in using derivatives (outside of commodity-linked instruments) isn't to add to the Fund's total return. In other words, the derivative positions in the portfolio are not intended to represent high-risk investments in certain market segments. Instead, we use derivatives to maintain balance in the portfolio and as an attempt to hedge (or mitigate) the risks of certain positions.

    The global currency market is one area in which we deployed a number of hedges during the period, with the goal of helping to reduce the impact of currency movements on specific holdings within the portfolio. For example, we have hedged the Fund's positions in international equities in an attempt to minimize the potential effects of U.S. dollar strength.

Q   Do you have any closing thoughts for investors?

A We continue to employ a flexible, go-anywhere investment approach that we believe enables the Fund to adapt to changing market conditions by investing in any asset class or region. Rather than being constrained by a "style box" or an index-tracking strategy, we have the ability to actively seek investment opportunities and manage the Fund's risk in response to the constantly evolving market environment. Our goal in employing this approach is to help the Fund's shareholders to maintain their purchasing power over time.

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 7

Please refer to the Schedule of Investments on pages 19-39 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

The Fund has the ability to invest in a wide variety of securities and asset classes.

In addition, the Fund is non-diversified, which means it can invest a higher percentage of its assets in the securities of any one or more issuers. This will increase the Fund's potential risk exposure.

The Fund may invest in underlying funds (including ETFs and Unit Investment Trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 9

Portfolio Summary | 4/30/15

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                   29.1%
Industrials                                                  18.3%
Health Care                                                   9.9%
Consumer Discretionary                                        9.3%
Materials                                                     7.9%
Information Technology                                        7.2%
Exchange Traded Funds                                         6.4%
Energy                                                        4.7%
Consumer Staples                                              3.1%
Utilities                                                     2.6%
Government                                                    1.5%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                  47.2%
U.S. Common Stocks                                           23.3%
International Corporate Bonds                                 8.6%
Foreign Government Bonds                                      7.8%
Exchange Traded Funds                                         6.4%
Depository Receipts for International Stocks                  2.7%
U.S. Corporate Bonds                                          2.3%
Warrants                                                      0.8%
Convertible Corporate Bonds                                   0.5%
Collateralized Mortgage Obligations                           0.4%
Senior Secured Loans                                          0.0%+
U.S. Preferred Stocks                                         0.0%+

+ Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.  PowerShares Buyback Achievers Portfolio                              2.98%
--------------------------------------------------------------------------------
  2.  Russian Foreign Bond - Eurobond, 3.5%, 1/16/19 (144A)                2.96
--------------------------------------------------------------------------------
  3.  Gold Fields Orogen Holdings BVI, Ltd., 4.875%, 10/7/20 (144A)        2.43
--------------------------------------------------------------------------------
  4.  SPDR S&P US Dividend Aristocrats UCITS ETF                           1.51
--------------------------------------------------------------------------------
  5.  New Zealand Government Bond, 5.5%, 4/15/23                           0.95
--------------------------------------------------------------------------------
  6.  Australia Government Bond, 2.75%, 4/21/24                            0.93
--------------------------------------------------------------------------------
  7.  AngloGold Ashanti Holdings Plc, 5.125%, 8/1/22                       0.92
--------------------------------------------------------------------------------
  8.  Northrop Grumman Corp.                                               0.90
--------------------------------------------------------------------------------
  9.  Kinross Gold Corp., 5.125%, 9/1/21                                   0.89
--------------------------------------------------------------------------------
 10.  Aetna, Inc.                                                          0.89
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

Prices and Distributions | 4/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                    4/30/15                       10/31/14
--------------------------------------------------------------------------------
           A                       $13.80                        $12.94
--------------------------------------------------------------------------------
           C                       $13.63                        $12.78
--------------------------------------------------------------------------------
           R                       $13.78                        $12.92
--------------------------------------------------------------------------------
           Y                       $13.84                        $12.97
--------------------------------------------------------------------------------
           Z                       $13.77                        $12.92
--------------------------------------------------------------------------------

Distributions per Share: 11/1/14 - 4/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term           Long-Term
         Class           Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A              $0.2073              $ --                $0.3109
--------------------------------------------------------------------------------
           C              $0.1574              $ --                $0.3109
--------------------------------------------------------------------------------
           R              $0.1464              $ --                $0.3109
--------------------------------------------------------------------------------
           Y              $0.2225              $ --                $0.3109
--------------------------------------------------------------------------------
           Z              $0.1935              $ --                $0.3109
--------------------------------------------------------------------------------

The Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 11

Performance Update | 4/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Real Return Fund at public offering price during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                                Barclays
                        Net        Public       U.S. Treasury
                        Asset      Offering     TIPS
                        Value      Price        1-10 Year
Period                  (NAV)      (POP)        Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                 9.62%     8.62%        2.64%
1 Year                  11.73      6.69         0.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross      Net
--------------------------------------------------------------------------------
                        1.27%      1.24%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                 Pioneer Multi-Asset      Barclays U.S. Treasury
                                 Real Return Fund         TIPS 1-10 Year Index
4/30/2010                        $ 9,550                  $10,000
4/30/2011                        $11,112                  $10,789
4/30/2012                        $11,667                  $11,546
4/30/2013                        $13,615                  $11,853
4/30/2014                        $13,785                  $11,376
4/30/2015                        $15,402                  $11,487

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

Performance Update | 4/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                                Barclays
                                                U.S. Treasury
                                                TIPS
                        If         If           1-10 Year
Period                  Held       Redeemed     Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                 8.79%      8.79%       2.64%
1 Year                  10.81      10.81        0.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        2.01%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                 Pioneer Multi-Asset      Barclays U.S. Treasury
                                 Real Return Fund         TIPS 1-10 Year Index
4/30/2010                        $10,000                  $10,000
4/30/2011                        $11,554                  $10,789
4/30/2012                        $12,039                  $11,546
4/30/2013                        $13,953                  $11,853
4/30/2014                        $14,024                  $11,376
4/30/2015                        $15,540                  $11,487

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 13

Performance Update | 4/30/15                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                   Barclays
                        Net        U.S. Treasury
                        Asset      TIPS
                        Value      1-10 Year
Period                  (NAV)      Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                 9.45%     2.64%
1 Year                  11.00      0.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                 Pioneer Multi-Asset      Barclays U.S. Treasury
                                 Real Return Fund         TIPS 1-10 Year Index
4/30/2010                        $10,000                  $10,000
4/30/2011                        $11,633                  $10,789
4/30/2012                        $12,214                  $11,546
4/30/2013                        $14,254                  $11,853
4/30/2014                        $14,417                  $11,376
4/30/2015                        $16,002                  $11,487

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 12, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 12, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

Performance Update | 4/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                   Barclays
                        Net        U.S. Treasury
                        Asset      TIPS
                        Value      1-10 Year
Period                  (NAV)      Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                 9.94%      2.64%
1 Year                  11.96       0.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross      Net
--------------------------------------------------------------------------------
                        1.04%      0.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                 Pioneer Multi-Asset      Barclays U.S. Treasury
                                 Real Return Fund         TIPS 1-10 Year Index
4/30/2010                        $5,000,000               $5,000,000
4/30/2011                        $5,832,730               $5,394,260
4/30/2012                        $6,143,064               $5,773,026
4/30/2013                        $7,196,009               $5,926,297
4/30/2014                        $7,306,215               $5,688,168
4/30/2015                        $8,180,260               $5,743,708

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 15

Performance Update | 4/30/15                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                   Barclays
                        Net        U.S. Treasury
                        Asset      TIPS
                        Value      1-10 Year
Period                  (NAV)      Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                 9.55%     2.64%
1 Year                  11.24      0.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus March 1, 2015)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                 Pioneer Multi-Asset      Barclays U.S. Treasury
                                 Real Return Fund         TIPS 1-10 Year Index
4/30/2010                        $10,000                  $10,000
4/30/2011                        $11,633                  $10,789
4/30/2012                        $12,214                  $11,546
4/30/2013                        $14,264                  $11,853
4/30/2014                        $14,445                  $11,376
4/30/2015                        $16,068                  $11,487

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on April 25, 2013, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 25, 2013, would have been higher than that shown. For the period beginning April 25, 2013, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on actual returns from November 1, 2014, through April 30, 2015.

-------------------------------------------------------------------------------------
Share Class                   A            C            R           Y           Z
-------------------------------------------------------------------------------------
Beginning Account         $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Value on 11/1/14
-------------------------------------------------------------------------------------
Ending Account            $1,110.40    $1,106.60    $1,105.20   $1,112.20   $1,108.60
Value (after expenses)
on 4/30/15
-------------------------------------------------------------------------------------
Expenses Paid             $    6.44    $   10.76    $   11.27   $    4.87   $    7.95
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.23%, 2.06%, 2.16%, 0.93%, and 1.52% for Class A, Class C, Class R, Class Y and Class Z shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period).

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2014, through April 30, 2015.

-------------------------------------------------------------------------------------
Share Class                   A            C            R           Y           Z
-------------------------------------------------------------------------------------
Beginning Account         $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Value On 11/1/14
-------------------------------------------------------------------------------------
Ending Account            $1,018.70    $1,014.58    $1,014.08   $1,020.18   $1,017.26
Value (after expenses)
On 4/30/15
-------------------------------------------------------------------------------------
Expenses Paid             $    6.16    $   10.29    $   10.79   $    4.66   $    7.60
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.23%, 2.06%, 2.16%, 0.93%, and 1.52% for Class A, Class C, Class R, Class Y and Class Z shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period).

18 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

Schedule of Investments | 4/30/15 (unaudited)

---------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                            CONVERTIBLE CORPORATE
                            BOND -- 0.5%
                            MATERIALS -- 0.5%
                            Precious Metals & Minerals -- 0.5%
     4,600,000              Aquarius Platinum, Ltd., 4.0%, 12/18/15             $   4,439,000
---------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE CORPORATE BOND
                            (Cost $4,547,242)                                   $   4,439,000
---------------------------------------------------------------------------------------------
                            PREFERRED STOCK -- 0.2%
                            REAL ESTATE -- 0.2%
                            Retail REIT -- 0.2%
           204              Wheeler Real Estate Investment Trust, Inc., 9.0%    $     199,920
---------------------------------------------------------------------------------------------
                            TOTAL PREFERRED STOCK
                            (Cost $195,245)                                     $     199,920
---------------------------------------------------------------------------------------------

Shares
---------------------------------------------------------------------------------------------
                            COMMON STOCKS -- 66.8%
                            ENERGY -- 1.6%
                            Oil & Gas Equipment & Services -- 0.3%
        34,312              Halliburton Co.                                     $   1,679,572
         8,681              Schlumberger, Ltd.                                        821,309
                                                                                -------------
                                                                                $   2,500,881
---------------------------------------------------------------------------------------------
                            Integrated Oil & Gas -- 0.7%
       197,970              Gazprom OAO (A.D.R.)                                $   1,164,064
        77,029              Lukoil OAO (A.D.R.)                                     3,947,736
                                                                                -------------
                                                                                $   5,111,800
---------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.4%
     1,308,000              CNOOC, Ltd.                                         $   2,229,540
        12,106              EOG Resources, Inc.                                     1,197,889
                                                                                -------------
                                                                                $   3,427,429
---------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 0.2%
     1,956,000              NewOcean Energy Holdings, Ltd.                      $   1,088,064
        55,113              Reliance Industries, Ltd.                                 749,327
                                                                                -------------
                                                                                $   1,837,391
                                                                                -------------
                            Total Energy                                        $  12,877,501
---------------------------------------------------------------------------------------------
                            MATERIALS -- 1.9%
                            Commodity Chemicals -- 0.4%
       206,000              Asahi Kasei Corp.                                   $   1,934,302
        11,617              LyondellBasell Industries NV                            1,202,592
                                                                                -------------
                                                                                $   3,136,894
---------------------------------------------------------------------------------------------
                            Diversified Chemicals -- 0.1%
         8,002              BASF SE                                             $     805,092
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 19

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                            Specialty Chemicals -- 1.1%
        17,092              PPG Industries, Inc.                                $   3,786,904
         7,700              The Sherwin-Williams Co.                                2,140,600
        33,632              The Valspar Corp.                                       2,727,555
                                                                                -------------
                                                                                $   8,655,059
---------------------------------------------------------------------------------------------
                            Precious Metals & Minerals -- 0.3%
       612,177              Royal Bafokeng Platinum, Ltd.*                      $   2,664,178
                                                                                -------------
                            Total Materials                                     $  15,261,223
---------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 13.7%
                            Aerospace & Defense -- 5.2%
        88,503              Airbus Group NV                                     $   6,154,330
        20,876              Huntington Ingalls Industries, Inc.                     2,747,073
        45,913              Northrop Grumman Corp.                                  7,072,439
        56,392              Raytheon Co.                                            5,864,768
        59,291              Rockwell Collins, Inc.                                  5,770,793
        59,793              Safran SA                                               4,370,143
        78,946              Spirit AeroSystems Holdings, Inc.*                      4,017,562
        26,864              Thales SA                                               1,638,367
        37,902              United Technologies Corp.                               4,311,352
                                                                                -------------
                                                                                $  41,946,827
---------------------------------------------------------------------------------------------
                            Construction & Engineering -- 2.0%
     1,670,400              Adhi Karya Persero Tbk PT                           $     355,931
     2,272,000              China Railway Construction Corp., Ltd.                  4,535,134
     1,361,000              China Railway Group, Ltd.                               1,910,231
     1,119,703              China Singyes Solar Technologies Holdings, Ltd.         1,839,673
       416,000              China State Construction International
                            Holdings, Ltd.                                            802,697
     6,648,700              Pembangunan Perumahan Persero Tbk PT                    2,004,951
       129,200              Totetsu Kogyo Co., Ltd.                                 2,914,523
    15,136,700              Waskita Karya Persero Tbk PT                            2,014,822
                                                                                -------------
                                                                                $  16,377,962
---------------------------------------------------------------------------------------------
                            Electrical Components & Equipment -- 1.0%
        25,470              Rockwell Automation, Inc.                           $   3,020,742
       623,000              Zhuzhou CSR Times Electric Co., Ltd.                    5,308,659
                                                                                -------------
                                                                                $   8,329,401
---------------------------------------------------------------------------------------------
                            Heavy Electrical Equipment -- 0.9%
     2,668,000              China High Speed Transmission Equipment
                            Group Co., Ltd.                                     $   2,409,617
       286,000              Mitsubishi Electric Corp.                               3,707,793
       534,200              Xinjiang Goldwind Science & Technology Co., Ltd.        1,243,063
                                                                                -------------
                                                                                $   7,360,473
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- 0.1%
        56,900              Keppel Corp., Ltd.                                  $     372,875
---------------------------------------------------------------------------------------------
                            Construction & Farm Machinery & Heavy
                            Trucks -- 1.1%
     2,015,500              China CNR Corp., Class H                            $   4,120,366
       119,194              Meritor, Inc.*                                          1,563,825
     2,634,000              Nam Cheong, Ltd.                                          664,083
        12,398              PACCAR, Inc.                                              810,209
       134,952              Volvo AB                                                1,859,683
                                                                                -------------
                                                                                $   9,018,166
---------------------------------------------------------------------------------------------
                            Agricultural & Farm Machinery -- 0.4%
        48,944              The Toro Co.                                        $   3,281,206
---------------------------------------------------------------------------------------------
                            Industrial Machinery -- 2.6%
     7,340,000              EVA Precision Industrial Holdings, Ltd.             $   2,384,892
         3,600              FANUC Corp.                                               787,660
         1,852              Georg Fischer AG                                        1,314,259
        24,100              Hoshizaki Electric Co., Ltd.                            1,420,428
        40,743              Illinois Tool Works, Inc.                               3,812,730
        48,887              Industria Macchine Automatiche S.p.A.                   2,498,240
         1,324              Interroll Holding AG                                      880,103
       182,000              Minebea Co., Ltd.                                       2,795,879
        28,900              Nabtesco Corp.                                            794,945
       256,000              NSK, Ltd.                                               4,008,461
                                                                                -------------
                                                                                $  20,697,597
---------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 0.4%
     2,001,000              China Aircraft Leasing Group Holdings, Ltd.         $   3,498,480
                                                                                -------------
                            Total Capital Goods                                 $ 110,882,987
---------------------------------------------------------------------------------------------
                            COMMERCIAL SERVICES & SUPPLIES -- 1.4%
                            Environmental & Facilities Services -- 0.4%
       546,000              Dongjiang Environmental Co., Ltd.                   $   2,955,806
---------------------------------------------------------------------------------------------
                            Security & Alarm Services -- 0.6%
         2,926              Kaba Holding AG*                                    $   1,929,026
        38,600              Secom Co., Ltd.                                         2,729,757
                                                                                -------------
                                                                                $   4,658,783
---------------------------------------------------------------------------------------------
                            Human Resource & Employment
                            Services -- 0.2%
        23,625              Adecco SA                                           $   1,938,289
---------------------------------------------------------------------------------------------
                            Research & Consulting Services -- 0.2%
        21,731              Teleperformance SA                                  $   1,628,064
                                                                                -------------
                            Total Commercial Services & Supplies                $  11,180,942
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 21

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 1.6%
                            Airlines -- 0.6%
     2,374,645              Air China, Ltd.                                     $   2,879,388
        67,300              Japan Airlines Co., Ltd.                                2,245,141
                                                                                -------------
                                                                                $   5,124,529
---------------------------------------------------------------------------------------------
                            Railroads -- 1.0%
        16,105              Canadian Pacific Railway, Ltd.                      $   3,069,291
         2,200              Central Japan Railway Co.                                 395,451
        53,200              East Japan Railway Co.                                  4,698,511
                                                                                -------------
                                                                                $   8,163,253
                                                                                -------------
                            Total Transportation                                $  13,287,782
---------------------------------------------------------------------------------------------
                            AUTOMOBILES & COMPONENTS -- 1.7%
                            Auto Parts & Equipment -- 1.0%
        97,235              Brembo S.p.A.                                       $   3,895,234
        13,909              Tenneco, Inc.*                                            812,981
     1,698,000              Xinchen China Power Holdings, Ltd.*                       816,511
     3,232,000              Xinyi Glass Holdings, Ltd.                              2,153,465
                                                                                -------------
                                                                                $   7,678,191
---------------------------------------------------------------------------------------------
                            Automobile Manufacturers -- 0.7%
        50,513              Daimler AG                                          $   4,890,070
        23,400              Fuji Heavy Industries, Ltd.                               780,614
                                                                                -------------
                                                                                $   5,670,684
                                                                                -------------
                            Total Automobiles & Components                      $  13,348,875
---------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 1.4%
                            Home Furnishings -- 0.4%
         1,299              Forbo Holding AG                                    $   1,576,313
     1,304,000              Man Wah Holdings, Ltd.                                  1,692,820
                                                                                -------------
                                                                                $   3,269,133
---------------------------------------------------------------------------------------------
                            Homebuilding -- 0.1%
        55,000              Sekisui Chemical Co., Ltd.                          $     735,760
---------------------------------------------------------------------------------------------
                            Household Appliances -- 0.0%+
       109,000              Techtronic Industries Co., Ltd.                     $     387,253
---------------------------------------------------------------------------------------------
                            Leisure Products -- 0.2%
        10,900              Shimano, Inc.                                       $   1,562,492
---------------------------------------------------------------------------------------------
                            Apparel, Accessories & Luxury Goods -- 0.5%
       106,000              Makalot Industrial Co., Ltd.                        $     828,231
       178,153              Moncler S.p.A.*                                         3,164,447
                                                                                -------------
                                                                                $   3,992,678
---------------------------------------------------------------------------------------------
                            Footwear -- 0.2%
       452,000              Stella International Holdings, Ltd.                 $   1,223,177
                                                                                -------------
                            Total Consumer Durables & Apparel                   $  11,170,493
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 1.2%
                            Hotels, Resorts & Cruise Lines -- 1.0%
       453,648              Aitken Spence Hotel Holdings Plc                    $     271,474
        49,133              Marriott International, Inc.                            3,933,097
        44,593              Wyndham Worldwide Corp.                                 3,808,242
                                                                                -------------
                                                                                $   8,012,813
---------------------------------------------------------------------------------------------
                            Education Services -- 0.1%
     1,862,343              China Maple Leaf Educational Systems, Ltd.          $     667,997
---------------------------------------------------------------------------------------------
                            Specialized Consumer Services -- 0.1%
       311,841              Shine Corporate, Ltd.                               $     745,507
                                                                                -------------
                            Total Consumer Services                             $   9,426,317
---------------------------------------------------------------------------------------------
                            MEDIA -- 2.0%
                            Advertising -- 0.5%
        28,926              Publicis Groupe SA                                  $   2,422,695
        42,434              Stroeer Media SE*                                       1,580,767
                                                                                -------------
                                                                                $   4,003,462
---------------------------------------------------------------------------------------------
                            Broadcasting -- 0.4%
     1,029,460              ABS-CBN Holdings Corp. (G.D.R.)                     $   1,434,082
        30,876              CBS Corp. (Class B)                                     1,918,326
                                                                                -------------
                                                                                $   3,352,408
---------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 1.1%
        32,205              The Walt Disney Co.                                 $   3,501,328
        61,257              Time Warner, Inc.                                       5,170,703
                                                                                -------------
                                                                                $   8,672,031
                                                                                -------------
                            Total Media                                         $  16,027,901
---------------------------------------------------------------------------------------------
                            RETAILING -- 1.7%
                            Internet Retail -- 0.7%
       188,825              Vipshop Holdings, Ltd. (A.D.R.)*                    $   5,341,859
---------------------------------------------------------------------------------------------
                            Department Stores -- 0.5%
        32,979              Next Plc                                            $   3,713,911
---------------------------------------------------------------------------------------------
                            General Merchandise Stores -- 0.5%
        31,498              Dollar General Corp.*                               $   2,290,220
        24,077              Target Corp.                                            1,897,990
                                                                                -------------
                                                                                $   4,188,210
---------------------------------------------------------------------------------------------
                            Apparel Retail -- 0.0%+
        12,232              Inditex SA                                          $     392,555
---------------------------------------------------------------------------------------------
                            Specialty Stores -- 0.0%+
         1,650              Valora Holding AG                                   $     369,140
                                                                                -------------
                            Total Retailing                                     $  14,005,675
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 23

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 1.8%
                            Drug Retail -- 0.8%
        66,323              CVS Health Corp.                                    $   6,585,211
---------------------------------------------------------------------------------------------
                            Food Retail -- 0.5%
     2,037,800              Sheng Siong Group, Ltd.                             $   1,291,395
        32,826              The Kroger Co.                                          2,262,040
        20,768              X5 Retail Group NV (G.D.R.)*                              422,785
                                                                                -------------
                                                                                $   3,976,220
---------------------------------------------------------------------------------------------
                            Hypermarkets & Super Centers -- 0.5%
        15,574              Costco Wholesale Corp.                              $   2,227,861
       780,400              Puregold Price Club, Inc.                                 694,432
       402,430              Robinsons Retail Holdings, Inc.*                          785,338
                                                                                -------------
                                                                                $   3,707,631
                                                                                -------------
                            Total Food & Staples Retailing                      $  14,269,062
---------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 1.1%
                            Soft Drinks -- 0.4%
        25,538              PepsiCo., Inc.                                      $   2,429,175
        19,483              The Coca-Cola Co.                                         790,230
                                                                                -------------
                                                                                $   3,219,405
---------------------------------------------------------------------------------------------
                            Packaged Foods & Meats -- 0.3%
            66              Chocoladefabriken Lindt & Sprungli AG               $     362,390
         5,478              Danone SA                                                 396,584
        25,573              Nestle SA                                               1,995,565
                                                                                -------------
                                                                                $   2,754,539
---------------------------------------------------------------------------------------------
                            Tobacco -- 0.4%
        15,300              Altria Group, Inc.                                  $     765,765
        32,041              Reynolds American, Inc.                                 2,348,605
                                                                                -------------
                                                                                $   3,114,370
                                                                                -------------
                            Total Food, Beverage & Tobacco                      $   9,088,314
---------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                            Household Products -- 0.1%
         8,777              Reckitt Benckiser Group Plc                         $     783,534
                                                                                -------------
                            Total Household & Personal Products                 $     783,534
---------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 4.5%
                            Health Care Equipment -- 1.6%
        61,961              Abbott Laboratories                                 $   2,876,230
        33,359              Becton Dickinson & Co.                                  4,699,282
        65,532              Boston Scientific Corp.*                                1,167,780
        15,776              Hill-Rom Holdings, Inc.                                   787,853
        20,532              Medtronic Plc                                           1,528,607
        10,546              Sonova Holding AG                                       1,463,425
                                                                                -------------
                                                                                $  12,523,177
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                            Health Care Distributors -- 1.4%
        21,090              AmerisourceBergen Corp.                             $   2,410,587
        51,796              Amplifon S.p.A.                                           405,929
        49,302              Cardinal Health, Inc.                                   4,158,131
     4,502,000              Global Brands Group Holding, Ltd.                         923,262
     5,446,000              Kangda International Environmental Co., Ltd.*           2,996,105
     1,647,900              Link Net Tbk PT                                           714,177
                                                                                -------------
                                                                                $  11,608,191
---------------------------------------------------------------------------------------------
                            Health Care Facilities -- 0.2%
       748,546              Japara Healthcare, Ltd.                             $   1,625,973
---------------------------------------------------------------------------------------------
                            Managed Health Care -- 1.3%
        65,141              Aetna, Inc.                                         $   6,961,619
        32,622              UnitedHealth Group, Inc.                                3,634,091
                                                                                -------------
                                                                                $  10,595,710
                                                                                -------------
                            Total Health Care Equipment & Services              $  36,353,051
---------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 3.4%
                            Biotechnology -- 0.5%
        27,280              Amgen, Inc.                                         $   4,307,785
---------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 2.5%
        16,575              Bayer AG                                            $   2,420,937
     1,717,000              China Medical System Holdings, Ltd.                     3,030,616
     2,124,000              CSPC Pharmaceutical Group, Ltd.                         2,207,030
        39,955              Merck & Co., Inc.                                       2,379,720
        21,979              Roche Holding AG                                        6,335,235
        14,275              Shire Plc (A.D.R.)                                      3,476,105
                                                                                -------------
                                                                                $  19,849,643
---------------------------------------------------------------------------------------------
                            Life Sciences Tools & Services -- 0.4%
        48,550              INC Research Holdings, Inc.                         $   1,628,367
        13,100              Lonza Group AG                                          1,861,806
                                                                                -------------
                                                                                $   3,490,173
                                                                                -------------
                            Total Pharmaceuticals, Biotechnology &
                            Life Sciences                                       $  27,647,601
---------------------------------------------------------------------------------------------
                            BANKS -- 6.2%
                            Diversified Banks -- 5.7%
        83,775              Banca Popolare dell'Emilia Romagna SC               $     689,507
       306,558              Banco de Sabadell SA                                      820,880
     2,970,400              Bank Negara Indonesia Persero Tbk PT                    1,469,806
     2,594,000              Bank of China, Ltd.                                     1,781,795
     9,628,383              Bank of Ireland*                                        3,696,384
     3,561,000              Bank Rakyat Indonesia Persero Tbk PT                    3,188,187
        38,980              BNP Paribas SA                                          2,457,619

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 25

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                            Diversified Banks -- (continued)
       509,500              China Merchants Bank Co., Ltd.                      $   1,540,365
        55,448              Danske Bank A/S*                                        1,573,773
     1,208,987              First Gulf Bank PJSC                                    4,994,757
     1,440,794              Hatton National Bank Plc                                2,496,996
        25,231              HDFC Bank, Ltd.                                           394,539
        24,868              JPMorgan Chase & Co.                                    1,573,150
       466,500              Kasikornbank PCL                                        2,957,961
     1,801,700              Krung Thai Bank PCL                                     1,091,609
       234,900              Mitsubishi UFJ Financial Group, Inc.                    1,657,979
       784,068              National Development Bank Plc                           1,571,638
       113,859              Nordea Bank AB                                          1,441,170
       747,780              Sberbank of Russia (A.D.R.)                             4,516,591
        55,300              Sumitomo Mitsui Financial Group, Inc.                   2,412,367
       137,200              The Siam Commercial Bank PCL                              660,854
        44,746              United Overseas Bank, Ltd.                                825,389
        22,150              Wells Fargo & Co.                                       1,220,465
        61,549              Yes Bank, Ltd.                                            815,833
                                                                                -------------
                                                                                $  45,849,614
---------------------------------------------------------------------------------------------
                            Regional Banks -- 0.3%
        40,646              First Republic Bank                                 $   2,369,255
---------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- 0.2%
        61,084              Housing Development Finance Corp., Ltd.             $   1,132,845
        46,363              New York Community Bancorp, Inc.                          796,980
                                                                                -------------
                                                                                $   1,929,825
                                                                                -------------
                            Total Banks                                         $  50,148,694
---------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 4.2%
                            Other Diversified Financial Services -- 0.3%
        14,677              Novartis AG                                         $   1,517,472
        63,900              ORIX Corp.                                                977,509
                                                                                -------------
                                                                                $   2,494,981
---------------------------------------------------------------------------------------------
                            Multi-Sector Holdings -- 0.4%
       191,820              Ayala Corp.                                         $   3,351,600
---------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.4%
        53,144              Bolsas y Mercados Espanoles SHMSF SA                $   2,381,775
       300,459              Power Finance Corp., Ltd.                               1,260,596
                                                                                -------------
                                                                                $   3,642,371
---------------------------------------------------------------------------------------------
                            Asset Management & Custody Banks -- 2.3%
        13,680              Azimut Holding S.p.A.                               $     404,541
        34,734              Guggenheim S&P Global Water Index ETF                   1,014,580
        89,862              Invesco, Ltd.                                           3,722,084
       122,461              Jupiter Fund Management Plc                               808,364

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                            Asset Management & Custody
                            Banks -- (continued)
       135,713              KKR & Co., LP                                       $   3,054,900
        25,814              Leonteq AG                                              4,434,098
     1,186,882              PTC India Financial Services, Ltd.                        993,982
        93,138              The Blackstone Group LP                                 3,814,932
                                                                                -------------
                                                                                $  18,247,481
---------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 0.1%
        27,048              Swissquote Group Holding SA                         $     865,988
---------------------------------------------------------------------------------------------
                            Diversified Capital Markets -- 0.7%
     1,634,000              China Everbright, Ltd.                              $   5,412,357
                                                                                -------------
                            Total Diversified Financials                        $  34,014,778
---------------------------------------------------------------------------------------------
                            INSURANCE -- 0.3%
                            Life & Health Insurance -- 0.1%
        59,600              AIA Group, Ltd.                                     $     397,849
        81,000              China Life Insurance Co., Ltd.                            392,851
        63,100              New China Life Insurance Co., Ltd.*                       391,123
                                                                                -------------
                                                                                $   1,181,823
---------------------------------------------------------------------------------------------
                            Multi-line Insurance -- 0.2%
        21,090              American International Group, Inc.                  $   1,187,156
                                                                                -------------
                            Total Insurance                                     $   2,368,979
---------------------------------------------------------------------------------------------
                            REAL ESTATE -- 7.7%
                            Diversified REIT -- 0.8%
       872,328              Green Real Estate Investment Trust Plc*             $   1,526,456
     2,541,000              Mapletree Greater China Commercial Trust                2,032,209
       222,589              Merlin Properties Socimi SA                             3,043,671
                                                                                -------------
                                                                                $   6,602,336
---------------------------------------------------------------------------------------------
                            Industrial REIT -- 0.4%
     1,116,300              Ascendas Real Estate Investment Trust               $   2,078,965
       794,700              Mapletree Industrial Trust                                964,586
       458,000              Mapletree Logistics Trust                                 425,113
                                                                                -------------
                                                                                $   3,468,664
---------------------------------------------------------------------------------------------
                            Mortgage REIT -- 0.3%
        93,104              Starwood Property Trust, Inc.                       $   2,235,427
---------------------------------------------------------------------------------------------
                            Office REIT -- 0.1%
        97,315              Great Portland Estates Plc                          $   1,189,487
           708              Keppel Real Estate Investment Trust                           657
                                                                                -------------
                                                                                $   1,190,144
---------------------------------------------------------------------------------------------
                            Residential REIT -- 0.1%
        30,288              Starwood Waypoint Residential Trust                 $     779,613
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 27

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                            Retail REIT -- 0.3%
       781,000              CapitaLand Mall Trust                               $   1,288,181
       116,937              Hammerson Plc                                           1,198,573
        74,022              Wheeler Real Estate Investment Trust, Inc.                173,952
                                                                                -------------
                                                                                $   2,660,706
---------------------------------------------------------------------------------------------
                            Diversified Real Estate Activities -- 1.5%
        73,400              Daiwa House Industry Co., Ltd.                      $   1,634,594
        34,000              Mitsubishi Estate Co., Ltd.                               799,545
       104,000              Mitsui Fudosan Co., Ltd.                                3,081,939
    35,135,300              Pakuwon Jati Tbk PT                                     1,183,162
        83,000              Sumitomo Realty & Development Co., Ltd.                 3,206,957
            59              Swire Pacific, Ltd.                                           797
       266,000              Tokyo Tatemono Co., Ltd.                                1,934,129
                                                                                -------------
                                                                                $  11,841,123
---------------------------------------------------------------------------------------------
                            Real Estate Operating Companies -- 0.6%
        23,485              Deutsche Annington Immobilien SE*                   $     795,717
        33,465              Deutsche Euroshop AG                                    1,670,134
        78,203              Deutsche Wohnen AG                                      2,062,221
                                                                                -------------
                                                                                $   4,528,072
---------------------------------------------------------------------------------------------
                            Real Estate Development -- 3.4%
     3,404,700              Asian Property Development PCL                      $     758,090
     5,172,000              Beijing Capital Land, Ltd.                              4,281,550
     9,679,000              Bumi Serpong Damai Tbk PT                               1,388,590
       686,000              China Overseas Land & Investment, Ltd.                  2,865,462
     1,498,000              China Resources Land, Ltd.                              5,449,927
     3,200,500              KWG Property Holding, Ltd.                              3,242,281
       502,100              Pruksa Real Estate PCL (Class F)                          417,792
       434,000              Pruksa Real Estate PCL                                    361,557
       900,000              Shimao Property Holdings, Ltd.                          2,128,934
     4,969,200              Summarecon Agung Tbk PT                                   680,927
     2,183,000              Sunac China Holdings, Ltd.                              2,876,902
        91,569              TAG Immobilien AG                                       1,177,468
     6,246,000              Yuzhou Properties Co., Ltd.                             1,809,958
                                                                                -------------
                                                                                $  27,439,438
---------------------------------------------------------------------------------------------
                            Real Estate Services -- 0.2%
         9,679              Jones Lang LaSalle, Inc.                            $   1,607,295
                                                                                -------------
                            Total Real Estate                                   $  62,352,818
---------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 1.7%
                            Internet Software & Services -- 0.6%
         4,720              Alibaba Group Holding, Ltd. (A.D.R.)                $     383,689
         1,818              Baidu, Inc. (A.D.R.)*                                     364,109

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                            Internet Software & Services -- (continued)
        50,000              PChome Online, Inc.                                 $     847,525
       137,900              Tencent Holdings, Ltd.                                  2,847,991
                                                                                -------------
                                                                                $   4,443,314
---------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- 0.4%
       232,000              Fujitsu, Ltd.                                       $   1,529,298
        84,797              HCL Technologies, Ltd.                                  1,180,813
        12,400              NS Solutions Corp.                                        418,666
                                                                                -------------
                                                                                $   3,128,777
---------------------------------------------------------------------------------------------
                            Data Processing & Outsourced
                            Services -- 0.4%
        39,281              MasterCard, Inc.                                    $   3,543,539
---------------------------------------------------------------------------------------------
                            Application Software -- 0.3%
        32,210              Adobe Systems, Inc.*                                $   2,449,893
                                                                                -------------
                            Total Software & Services                           $  13,565,523
---------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE &
                            EQUIPMENT -- 4.4%
                            Communications Equipment -- 0.4%
        14,599              Harris Corp.                                        $   1,171,424
        60,000              Hitachi Kokusai Electric, Inc.                            840,483
        61,746              Juniper Networks, Inc.*                                 1,631,947
                                                                                -------------
                                                                                $   3,643,854
---------------------------------------------------------------------------------------------
                            Computer Storage & Peripherals -- 0.7%
        43,180              Apple, Inc.                                         $   5,403,977
---------------------------------------------------------------------------------------------
                            Technology Storage Hardware &
                            Peripherals -- 0.3%
        31,400              FUJIFILM Holdings Corp.                             $   1,186,494
         9,167              Lexmark International, Inc.                               406,923
       234,000              NEC Corp.                                                 784,524
                                                                                -------------
                                                                                $   2,377,941
---------------------------------------------------------------------------------------------
                            Electronic Equipment Manufacturers -- 1.1%
        27,400              Hitachi High-Technologies Corp.                     $     792,665
     3,011,000              PAX Global Technology, Ltd.*                            4,383,944
     2,150,000              Wasion Group Holdings, Ltd.                             3,393,865
                                                                                -------------
                                                                                $   8,570,474
---------------------------------------------------------------------------------------------
                            Electronic Components -- 1.7%
        52,483              Amphenol Corp.                                      $   2,905,984
        37,000              Hoya Corp.                                              1,428,451
        28,700              Iriso Electronics Co., Ltd.*                            2,004,021
        25,000              Largan Precision Co., Ltd.                              2,500,925

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 29

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                            Electronic Components -- (continued)
        22,600              Murata Manufacturing Co., Ltd.                      $   3,189,778
        24,700              TDK Corp.                                               1,773,770
                                                                                -------------
                                                                                $  13,802,929
---------------------------------------------------------------------------------------------
                            Electronic Manufacturing Services -- 0.2%
       542,000              Hon Hai Precision Industry Co., Ltd.                $   1,624,683
                                                                                -------------
                            Total Technology Hardware & Equipment               $  35,423,858
---------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 0.8%
                            Semiconductor Equipment -- 0.8%
        14,300              Disco Corp.                                         $   1,295,138
        15,620              Lam Research Corp.*                                     1,180,560
    11,054,000              Xinyi Solar Holdings, Ltd.                              3,887,072
                                                                                -------------
                                                                                $   6,362,770
                                                                                -------------
                            Total Semiconductors & Semiconductor
                            Equipment                                           $   6,362,770
---------------------------------------------------------------------------------------------
                            UTILITIES -- 2.4%
                            Electric Utilities -- 0.3%
       188,000              Cheung Kong Infrastructure Holdings, Ltd.           $   1,597,493
       257,810              Terna Rete Elettrica Nazionale S.p.A.                   1,215,083
                                                                                -------------
                                                                                $   2,812,576
---------------------------------------------------------------------------------------------
                            Gas Utilities -- 0.8%
       376,000              China Resources Gas Group, Ltd.                     $   1,308,943
        55,725              Enagas SA                                               1,719,313
       468,000              ENN Energy Holdings, Ltd.                               3,371,142
                                                                                -------------
                                                                                $   6,399,398
---------------------------------------------------------------------------------------------
                            Multi-Utilities -- 0.3%
     1,028,829              A2A S.p.A.                                          $   1,186,662
       478,431              Hera S.p.A.                                             1,261,494
                                                                                -------------
                                                                                $   2,448,156
---------------------------------------------------------------------------------------------
                            Water Utilities -- 0.4%
     1,960,000              Beijing Enterprises Water Group, Ltd.               $   1,692,863
     1,204,000              CT Environmental Group, Ltd.*                           1,691,460
                                                                                -------------
                                                                                $   3,384,323
---------------------------------------------------------------------------------------------
                            Independent Power Producers &
                            Energy Traders -- 0.5%
     4,558,000              Beijing Jingneng Clean Energy Co., Ltd.*            $   2,259,423
     1,460,000              Huadian Power International Corp., Ltd.                 1,615,254
                                                                                -------------
                                                                                $   3,874,677
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                            Renewable Electricity -- 0.1%
       640,000              China Longyuan Power Group Corp., Ltd.              $     795,975
                                                                                -------------
                            Total Utilities                                     $  19,715,105
---------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCKS
                            (Cost $480,921,553)                                 $ 539,563,783
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)
---------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE
                            OBLIGATIONS -- 1.1%
                            BANKS -- 1.1%
                            Thrifts & Mortgage Finance -- 1.1%
     3,000,000              COMM 2006-C8 Mortgage Trust,
                            5.377%, 12/10/46                                    $   3,064,857
       599,398              GS Mortgage Securities Corp., II Series
                            2005-GG4 REMICS, 4.782%, 7/10/39                          599,450
     2,384,000       6.06   JP Morgan Chase Commercial Mortgage
                            Securities Trust 2006-LDP7 REMICS,
                            Floating Rate Note, 4/15/45                             2,390,289
     3,000,000       5.57   Morgan Stanley Capital I Trust 2007-TOP25,
                            Floating Rate Note, 11/12/49                            3,070,413
                                                                                -------------
                                                                                $   9,125,009
                                                                                -------------
                            Total Banks                                         $   9,125,009
---------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE
                            OBLIGATIONS
                            (Cost $8,841,935)                                   $   9,125,009
---------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 12.3%
                            ENERGY -- 2.9%
                            Integrated Oil & Gas -- 2.0%
     3,640,000              Lukoil International Finance BV, 4.563%,
                            4/24/23 (144A)                                      $   3,239,600
     4,200,000              Lukoil International Finance BV, 6.125%,
                            11/9/20 (144A)                                          4,216,800
     4,500,000              Lukoil International Finance BV, 7.25%,
                            11/5/19 (144A)                                          4,720,950
     4,000,000              Petrobras Global Finance BV, 5.875%, 3/1/18             4,089,600
                                                                                -------------
                                                                                $  16,266,950
---------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.9%
     2,800,000              Concho Resources, Inc., 7.0%, 1/15/21               $   2,954,000
     4,400,000              Gazprom OAO Via Gaz Capital SA, 3.85%,
                            2/6/20 (144A)                                           4,024,900
                                                                                -------------
                                                                                $   6,978,900
                                                                                -------------
                            Total Energy                                        $  23,245,850
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 31

---------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                            MATERIALS -- 6.3%
                            Metal & Glass Containers -- 0.2%
     1,586,000              Ball Corp., 4.0%, 11/15/23                          $   1,554,280
---------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 2.3%
    21,086,000              Gold Fields Orogen Holdings BVI, Ltd.,
                            4.875%, 10/7/20 (144A)                              $  19,030,115
---------------------------------------------------------------------------------------------
                            Gold -- 3.8%
     7,500,000              AngloGold Ashanti Holdings Plc,
                            5.125%, 8/1/22                                      $   7,228,852
     4,000,000              AngloGold Ashanti Holdings Plc, 8.5%, 7/30/20           4,400,000
     3,000,000              AngloGold Ashanti Holdings Plc, 8.5%, 7/30/20           3,300,000
     7,200,000              Kinross Gold Corp., 5.125%, 9/1/21                      6,892,841
     7,300,000              Kinross Gold Corp., 5.125%, 9/1/21                      6,988,575
     1,850,000              Kinross Gold Corp., 5.95%, 3/15/24                      1,723,619
                                                                                -------------
                                                                                $  30,533,887
                                                                                -------------
                            Total Materials                                     $  51,118,282
---------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.7%
                            Airlines -- 0.7%
     5,000,000              American Airlines 2013-1 Class C Pass
                            Through Trust, 6.125%, 7/15/18 (144A)               $   5,250,000
                                                                                -------------
                            Total Transportation                                $   5,250,000
---------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.3%
                            Apparel, Accessories & Luxury Goods -- 0.3%
     1,943,000              Hanesbrands, Inc., 6.375%, 12/15/20                 $   2,054,722
                                                                                -------------
                            Total Consumer Durables & Apparel                   $   2,054,722
---------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.7%
                            Casinos & Gaming -- 0.7%
     5,523,000              MGM Resorts International, 6.625%, 12/15/21         $   5,909,610
                                                                                -------------
                            Total Consumer Services                             $   5,909,610
---------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.5%
                            Asset Management & Custody Banks -- 0.5%
     3,800,000              Prospect Capital Corp., 5.875%, 3/15/23             $   3,929,857
                                                                                -------------
                            Total Diversified Financials                        $   3,929,857
---------------------------------------------------------------------------------------------
                            INSURANCE -- 0.1%
                            Reinsurance -- 0.1%
     1,000,000       7.27   Northshore Re, Ltd., Floating Rate Note,
                            7/5/16 (Cat Bond) (144A)                            $   1,025,900
                                                                                -------------
                            Total Insurance                                     $   1,025,900
---------------------------------------------------------------------------------------------
                            REAL ESTATE -- 0.6%
                            Diversified Real Estate Activities -- 0.4%
     3,600,000              Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)        $   3,753,000
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                            Real Estate Development -- 0.2%
      1,400,000             Sunac China Holdings, Ltd., 9.375%, 4/5/18          $   1,417,500
                                                                                -------------
                            Total Real Estate                                   $   5,170,500
---------------------------------------------------------------------------------------------
                            UTILITIES -- 0.2%
                            Independent Power Producers &
                            Energy Traders -- 0.2%
        700,000             Star Energy Geothermal Wayang Windu, Ltd.,
                            6.125%, 3/27/20 (144A)                              $     708,750
      1,000,000             Star Energy Geothermal Wayang Windu, Ltd.,
                            6.125%, 3/27/20 (144A)                                  1,012,500
                                                                                -------------
                                                                                $   1,721,250
                                                                                -------------
                            Total Utilities                                     $   1,721,250
---------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $98,647,607)                                  $  99,425,971
---------------------------------------------------------------------------------------------
                            FOREIGN GOVERNMENT BONDS -- 7.5%
AUD   9,100,000             Australia Government Bond, 2.75%, 4/21/24           $   7,286,850
      5,966,000             Indonesia Government International Bond,
                            5.875%, 1/15/24 (144A)                                  6,853,442
      2,242,000             Indonesia Government International Bond,
                            6.75%, 1/15/44 (144A)                                   2,836,130
NZD   8,421,000             New Zealand Government Bond, 5.5%, 4/15/23              7,404,046
RUB 264,882,000             Russian Federal Bond -- OFZ, 7.6%, 7/20/22              4,367,880
      2,879,000             Russian Foreign Bond -- Eurobond, 12.75%,
                            6/24/28                                                 4,548,820
     23,600,000             Russian Foreign Bond -- Eurobond, 3.5%,
                            1/16/19 (144A)                                         23,116,200
      4,200,000             Turkey Government International Bond,
                            3.25%, 3/23/23                                          3,951,570
                                                                                -------------
                                                                                $  60,364,938
---------------------------------------------------------------------------------------------
                            TOTAL FOREIGN GOVERNMENT BONDS
                            (Cost $58,587,850)                                  $  60,364,938
---------------------------------------------------------------------------------------------
                            SENIOR FLOATING RATE LOAN
                            INTERESTS -- 0.1%**
                            MATERIALS -- 0.0%+
                            Aluminum -- 0.0%+
        239,385      3.75   Novelis, Inc., Initial Term Loan, 3/10/17           $     240,253
                                                                                -------------
                            Total Materials                                     $     240,253
---------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE &
                            EQUIPMENT -- 0.1%
                            Communications Equipment -- 0.1%
        119,838      2.83   Commscope, Inc., Tranche 3 Term Loan, 1/21/17       $     119,763
        179,756      3.25   Commscope, Inc., Tranche 4 Term Loan, 1/14/18             179,869
                                                                                -------------
                                                                                $     299,632
                                                                                -------------
                            Total Technology Hardware & Equipment               $     299,632
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 33

---------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                       Value
---------------------------------------------------------------------------------------------
                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                            (Cost $537,870)                                     $     539,885
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------
                            EXCHANGE TRADED FUNDS -- 6.2%
         62,300             BlackRock MuniVest Fund, Inc.                       $     636,083
         44,100             BlackRock MuniYield Fund, Inc.                            657,531
         34,771             iShares MSCI Sweden ETF                                 1,182,909
        119,015             Market Vectors Vietnam ETF                              2,145,840
        478,283             PowerShares Buyback Achievers Portfolio                23,335,423
        152,405             SPDR S&P Euro Dividend Aristocrats UCITS ETF            3,722,864
         66,984             SPDR S&P Global Dividend Aristocrats ETF                2,250,698
        219,314             SPDR S&P UK Dividend Aristocrats UCITS ETF              4,347,263
        294,979             SPDR S&P US Dividend Aristocrats UCITS ETF             11,839,273
                                                                                -------------
                                                                                $  50,117,884
---------------------------------------------------------------------------------------------
                            TOTAL EXCHANGE TRADED FUNDS
                            (Cost $43,785,105)                                  $  50,117,884
---------------------------------------------------------------------------------------------
                            RIGHT / WARRANT -- 0.0%+
                            TECHNOLOGY HARDWARE &
                            EQUIPMENT -- 0.0%+
                            Electronic Manufacturing Services -- 0.0%+
        223,500             Ju Teng International Holdings, Ltd., 10/14/16      $      19,609
---------------------------------------------------------------------------------------------
                            TOTAL RIGHT / WARRANT
                            (Cost $29,165)                                      $      19,609
---------------------------------------------------------------------------------------------
                            PURCHASED PUT OPTIONS -- 0.7%
JPY       1,000             NIKKEI 225, 5/8/15 @ 18,250                         $      71,213
JPY       1,000             NIKKEI 225, 5/8/15 @ 19,750                             2,932,306
          1,200             S&P 500 EMINI Future, 6/19/15 @ 1,920                     552,000
          1,200             S&P 500 EMINI Future, 6/19/15 @ 2,080                   2,520,000
                                                                                -------------
                                                                                $   6,075,519
---------------------------------------------------------------------------------------------
                            TOTAL PURCHASED PUT OPTIONS
                            (Premiums paid $5,719,382)                          $   6,075,519
---------------------------------------------------------------------------------------------
                            PURCHASED CALL OPTIONS -- 1.5%
EURO      4,000             CAC 40 Index, 5/15/15 @ 5,350                       $     182,153
EURO      1,750             CAC 40 Index, 6/19/15 @ 5,300                             697,550
EURO      1,750             CAC 40 Index, 6/19/15 @ 5,350                             520,457
EURO        750             Deutsche Boerse, 5/15/15 @ 12,500                          42,376
          1,250             Euro FX Currency Future, 6/5/15 @ 1,200                   203,125
          1,250             Euro FX Currency, 6/5/15 @ 1,100                        5,406,250
EURO      1,500             Euro STOXX 50, 5/15/15 @ 3,850                             55,658

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

----------------------------------------------------------------------------------------------
Shares                                                                          Value
----------------------------------------------------------------------------------------------
                            PURCHASED CALL OPTIONS -- (continued)
EURO      1,500             Euro STOXX 50, 6/19/15 @ 3,800                      $     477,308
EURO      2,200             FTSE MIB Index, 5/15/15 @ 25,000                           64,934
EURO      1,800             FTSE MIB Index, 6/19/15 @ 24,000                        1,320,608
HKD         500             Hang Seng Stock Index, 6/29/15 @ 14,400                 1,903,103
            600             U.S. Bond Future, 6/26/15 @ 161                         1,040,626
                                                                                --------------
                                                                                $  11,914,148
----------------------------------------------------------------------------------------------
                            TOTAL PURCHASED CALL OPTIONS
                            (Premiums paid $12,518,900)                         $  11,914,148
----------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT IN SECURITIES -- 96.9%
                            (Cost $714,331,854) (a)                             $ 781,785,666
----------------------------------------------------------------------------------------------
                            WRITTEN PUT OPTIONS -- (0.4)%
JPY      (2,000)            NIKKEI 225, 5/8/15 @ 19,000                         $  (1,131,032)
         (2,400)            S&P 500 EMINI Future, 6/19/15 @ 2,000                  (2,364,000)
                                                                                --------------
                                                                                $  (3,495,032)
----------------------------------------------------------------------------------------------
                            TOTAL WRITTEN PUT OPTIONS
                            (Premiums received $4,029,187)                      $  (3,495,032)
----------------------------------------------------------------------------------------------
                            WRITTEN CALL OPTIONS -- (0.4)%
         (2,500)            Euro FX Currency, 6/5/15 @ 1,150                       (2,531,250)
           (600)            U.S. Bond Future, 6/26/15 @ 161                          (215,625)
                                                                                --------------
                                                                                $  (2,746,875)
----------------------------------------------------------------------------------------------
                            TOTAL WRITTEN CALL OPTIONS
                            (Premiums received $806,424)                        $  (2,746,875)
----------------------------------------------------------------------------------------------
                            OTHER ASSETS & LIABILITIES -- 3.9%                  $  31,617,129
----------------------------------------------------------------------------------------------
                            TOTAL NET ASSETS -- 100.0%                          $ 807,160,888
==============================================================================================

*            Non-income producing security.

+            Amount rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2015, the value of these securities amounted to $79,788,287 or 9.9% of total net assets.

(A.D.R.)     American Depositary Receipts.

(G.D.R.)     Global Depositary Receipts.

REMICS       Real Estate Mortgage Investment Conduits.

REIT         Real Estate Investment Trust.

(Cat Bond)   Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 35

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $719,164,383 was as follows:

               Aggregate gross unrealized appreciation for all investments in
                  which there is an excess of value over tax cost                $ 74,821,315
               Aggregate gross unrealized depreciation for all investments in
                  which there is an excess of tax cost over value                 (12,200,032)
                                                                                 ------------
               Net unrealized appreciation                                       $ 62,621,283
                                                                                 ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD          Australian Dollar

EURO         Euro

HKD          Hong Kong Dollar

JPY          Japanese Yen

NZD          New Zealand Dollar

RUB          Russian Ruble

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2015 aggregated $1,036,908,942 and $1,158,753,854, respectively.

TOTAL RETURN SWAP AGREEMENTS

---------------------------------------------------------------------------------------------
                                                                              Net
                                                                              Unrealized
Notional                   Pay/      Obligation                Expiration     Appreciation
Principal   Counterparty   Receive   Entity/Index    Coupon    Date           (Depreciation)
---------------------------------------------------------------------------------------------
    1,061   HSBC Bank Plc  Pay       HSBC Saudi      3M LIBOR  1/11/16        $1,305,855
                                     Custom Basket   + 70 bps

  318,202   Citibank NA    Pay       Citi Custom     3M LIBOR  3/7/16           (629,985)
                                     Basket          + 37 bps
---------------------------------------------------------------------------------------------
                                                                              $  675,870
---------------------------------------------------------------------------------------------

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund's investments:

------------------------------------------------------------------------------------------
                                          Level 1      Level 2       Level 3   Total
------------------------------------------------------------------------------------------
Convertible Corporate Bond                $       --   $  4,439,000  $ --      $  4,439,000
Preferred Stocks                                  --        199,920    --           199,920
Common Stocks*
  Energy
    Oil & Gas Equipment & Services         2,500,881             --    --         2,500,881
    Integrated Oil & Gas                   5,111,800             --    --         5,111,800
    Oil & Gas Exploration & Production     1,197,889      2,229,540    --         3,427,429
  Materials
    Commodity Chemicals                    1,202,592      1,934,302    --         3,136,894
    Specialty Chemicals                    8,655,059             --    --         8,655,059
  Capital Goods
    Aerospace & Defense                   29,783,987     12,162,840    --        41,946,827
    Electrical Components & Equipment      3,020,742      5,308,659    --         8,329,401
    Construction & Farm Machinery &
      Heavy Trucks                         2,374,034      7,400,477    --         9,774,511
    Agricultural & Farm Machinery          3,281,206             --    --         3,281,206
    Industrial Machinery                   3,812,730     16,884,867    --        20,697,597
  Transportation
    Railroads                              3,069,291      5,093,962    --         8,163,253
  Automobiles & Components
    Auto Parts & Equipment                   812,981      6,865,210    --         7,678,191
  Consumer Services
    Hotels, Resorts & Cruise Lines         7,741,339        271,474    --         8,012,813
  Media
    Broadcasting                           1,918,326      1,434,082    --         3,352,408
    Movies & Entertainment                 8,672,031             --    --         8,672,031
  Retailing
    Internet Retail                        5,341,859             --    --         5,341,859
    General Merchandise Stores             4,188,210             --    --         4,188,210
  Food & Staples Retailing
    Drug Retail                            6,585,211             --    --         6,585,211
    Food Retail                            2,262,040      1,714,180    --         3,976,220
    Hypermarkets & Super Centers           2,227,861      1,479,770    --         3,707,631
  Food, Beverage & Tobacco
    Soft Drinks                            3,219,405             --    --         3,219,405
    Tobacco                                3,114,370             --    --         3,114,370
  Health Care Equipment & Services
    Health Care Equipment                 11,059,752      1,463,425    --        12,523,177
    Health Care Distributors               6,568,718      5,039,473    --        11,608,191
    Managed Health Care                   10,595,710             --    --        10,595,710
  Pharmaceuticals, Biotechnology &
    Life Sciences
    Biotechnology                          4,307,785             --    --         4,307,785
    Pharmaceuticals                        5,855,825     13,993,818    --        19,849,643
    Life Sciences Tools & Services         1,628,367      1,861,806    --         3,490,173

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 37

-------------------------------------------------------------------------------------------
                                          Level 1       Level 2       Level 3   Total
-------------------------------------------------------------------------------------------
  Banks
    Diversified Banks                     $  7,310,206  $ 38,539,408  $ --      $ 45,849,614
    Regional Banks                           2,369,255            --    --         2,369,255
    Thrifts & Mortgage Finance                 796,980     1,132,845    --         1,929,825
  Diversified Financials
    Asset Management & Custody Banks        11,606,496     6,640,985    --        18,247,481
  Insurance
    Multi-line Insurance                     1,187,156            --    --         1,187,156
  Real Estate
    Mortgage REIT                            2,235,427            --    --         2,235,427
    Residential REIT                           779,613            --    --           779,613
    Retail REIT                                173,952     2,486,754    --         2,660,706
    Real Estate Services                     1,607,295            --    --         1,607,295
  Software & Services
    Internet Software & Services               747,798     3,695,516    --         4,443,314
    Data Processing & Outsourced Services    3,543,539            --    --         3,543,539
    Application Software                     2,449,893            --    --         2,449,893
  Technology Hardware & Equipment
    Communications Equipment                 2,803,371       840,483    --         3,643,854
    Computer Storage & Peripherals           5,403,977            --    --         5,403,977
    Technology Storage Hardware &
       Peripherals                             406,923     1,971,018    --         2,377,941
    Electronic Components                    2,905,984    10,896,945    --        13,802,929
  Semiconductors & Semiconductor
       Equipment
    Semiconductor Equipment                  1,180,560     5,182,210    --         6,362,770
  All Other Common Stocks                           --   185,421,308    --       185,421,308
Collateralized Mortgage Obligations                 --     9,125,009    --         9,125,009
Corporate Bonds                                     --    99,425,971    --        99,425,971
Foreign Government Bonds                            --    60,364,938    --        60,364,938
Senior Floating Rate Loan Interests                 --       539,885    --           539,885
Exchange Traded Funds                       27,957,786    22,160,098    --        50,117,884
Rights/Warrants                                 19,609            --    --            19,609
Purchased Put Options                        6,075,519            --    --         6,075,519
Purchased Call Options                      11,914,148            --    --        11,914,148
--------------------------------------------------------------------------------------------
Total                                     $243,585,488  $538,200,178  $ --      $781,785,666
============================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

-------------------------------------------------------------------------------------------
                                          Level 1       Level 2       Level 3   Total
-------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized depreciation on
  futures contracts                       $(1,753,806)  $      --     $ --      $(1,753,806)
Net unrealized appreciation on
  swap contracts                                   --     675,870       --          675,870
Net unrealized appreciation on
  forward foreign currency contracts               --      68,351       --           68,351
Net unrealized appreciation on
  written put options                         534,155          --       --          534,155
Net unrealized depreciation on
  written call options                     (1,940,451)         --       --       (1,940,451)
--------------------------------------------------------------------------------------------
Total Other Financial
  Instruments                             $(3,160,102)   $744,221     $ --      $(2,415,881)
============================================================================================

* Level 2 securities are valued by independent pricing services using fair value factors.

During the six months ended April 30, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of April 30, 2015.

-------------------------------------------------------------------------------------------
                                          Level 1       Level 2       Level 3   Total
-------------------------------------------------------------------------------------------
Assets:
   Foreign currencies, at value           $ --          $22,353,062   $ --      $22,353,062
   Futures collateral                       --            1,010,493     --        1,010,493
   Swap collateral                          --              260,104     --          260,104
   Cash at broker                           --            2,398,402     --        2,398,402
Liabilities:
   Variation margin for
      futures contracts                     --             (292,479)    --         (292,479)
--------------------------------------------------------------------------------------------
Total:                                    $ --          $25,729,582   $ --      $25,729,582
============================================================================================


The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 39

Statement of Assets and Liabilities | 4/30/15 (Consolidated) (unaudited)

ASSETS:
  Investment in securities, at value (cost $714,331,854)                 $781,785,666
  Cash                                                                     13,275,844
  Foreign currencies, at value (cost $22,754,499)                          22,353,062
  Futures collateral                                                        1,010,493
  Swap collateral                                                             260,104
  Cash at broker                                                            2,398,402
  Receivables --
     Investment securities sold                                            34,223,546
     Fund shares sold                                                       3,458,928
     Dividends                                                              2,163,950
     Interest                                                               2,078,239
     Due from Pioneer Investment Management, Inc.                             153,265
  Net unrealized appreciation on swap contracts                               675,870
  Net unrealized appreciation on forward foreign currency contracts            68,351
  Other assets                                                                278,481
--------------------------------------------------------------------------------------
         Total assets                                                    $864,184,201
======================================================================================
LIABILITIES:
  Payables --
      Investment securities purchased                                    $ 47,175,213
      Fund shares repurchased                                               1,009,203
      Trustee fees                                                              3,349
      Dividends                                                                   255
      Futures payable                                                             170
  Net unrealized depreciation on futures contracts                          1,753,806
  Written options (premiums received $4,835,611)                            6,241,907
  Variation margin for futures contracts                                      292,479
  Reserve for repatriation taxes                                               41,962
  Due to affiliates                                                           298,614
  Accrued expenses                                                            206,355
--------------------------------------------------------------------------------------
           Total liabilities                                             $ 57,023,313
======================================================================================
NET ASSETS:
  Paid-in capital                                                        $690,088,543
  Undistributed net investment income                                       1,502,988
  Accumulated net realized gain on investments, futures contracts, swap
     contracts, written options and foreign currency transactions          51,049,163
  Net unrealized appreciation on investments                               67,453,812
  Net unrealized depreciation on written options                           (1,406,296)
  Net unrealized depreciation on futures contracts                         (1,753,806)
  Net unrealized appreciation on swap contracts                               675,870
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies          (449,386)
--------------------------------------------------------------------------------------
         Total net assets                                                $807,160,888
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $211,146,953/15,306,033 shares)                      $      13.80
  Class C (based on $224,471,511/16,474,967 shares)                      $      13.63
  Class R (based on $53,073/3,852 shares)                                $      13.78
  Class Y (based on $371,353,691/26,841,609 shares)                      $      13.84
  Class Z (based on $135,660/9,854 shares)                               $      13.77
MAXIMUM OFFERING PRICE:
  Class A ($13.80 / 95.5%)                                               $      14.45
======================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $235,181)             $ 5,351,073
  Interest                                                            3,599,305
-----------------------------------------------------------------------------------------------
         Total investment income                                                   $ 8,950,378
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $ 2,702,576
  Transfer agent fees
     Class A                                                             28,664
     Class C                                                             16,830
     Class R                                                                 69
     Class Y                                                              3,217
     Class Z                                                                255
  Distribution fees
     Class A                                                            255,090
     Class C                                                          1,084,584
     Class R                                                                131
  Shareholder communications expense                                    370,056
  Administrative reimbursement                                          117,064
  Custodian fees                                                        278,719
  Registration fees                                                      62,442
  Professional fees                                                      61,730
  Printing expense                                                       19,361
  Pricing expense                                                         6,470
  Fees and expenses of nonaffiliated Trustees                            17,352
  Miscellaneous                                                          50,768
  Interest expense                                                      309,719
-----------------------------------------------------------------------------------------------
     Total operating expenses                                                      $ 5,385,097
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                       (371,041)
-----------------------------------------------------------------------------------------------
     Net operating expenses                                                        $ 5,014,056
-----------------------------------------------------------------------------------------------
         Net investment income                                                     $ 3,936,322
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, WRITTEN OPTIONS, FUTURES CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments (net of foreign capital gains taxes of $422,466)   $31,903,803
     Futures contracts                                                2,241,892
     Written options                                                 21,171,096
     Swap contracts                                                     (42,681)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               835,637    $56,109,747
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (net decrease in reserve for foreign
        capital gains taxes of $56,140)                             $22,650,687
     Futures contracts                                               (3,326,173)
     Written options                                                 (3,027,804)
     Swap contracts                                                     675,870
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (99,910)   $16,872,670
-----------------------------------------------------------------------------------------------
  Net gain on investments, swap contracts, written options,
     futures contracts and foreign currency transactions                           $72,982,417
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $76,918,739
===============================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 41

Statements of Changes in Net Assets (Consolidated)

--------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            4/30/15          Year Ended
                                                            (unaudited)      10/31/14
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $    3,936,322   $   16,604,753
Net realized gain on investments, futures
  contracts, written options swap contracts and
  foreign currency transactions                                 56,109,747       21,318,392
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, written options,
  swap contracts and foreign currency transactions              16,872,670      (29,331,719)
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   76,918,739   $    8,591,426
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.21 and $0.08 per share, respectively)     $   (3,323,456)  $   (2,126,642)
      Class C ($0.16 and $0.02 per share, respectively)         (2,744,684)        (327,921)
      Class R ($0.15 and $0.06 per share, respectively)               (557)            (163)
      Class Y ($0.22 and $0.13 per share, respectively)         (6,152,242)      (4,649,796)
      Class Z ($0.19 and $0.06 per share, respectively)             (2,220)            (405)
Net realized gain:
      Class A ($0.31 and $0.49 per share, respectively)         (5,272,197)     (12,531,021)
      Class C ($0.31 and $0.49 per share, respectively)         (5,529,367)      (9,636,077)
      Class R ($0.31 and $0.49 per share, respectively)             (1,400)            (388)
      Class Y ($0.31 and $0.49 per share, respectively)         (9,135,112)     (16,044,747)
      Class Z ($0.31 and $0.49 per share, respectively)             (3,701)            (773)
--------------------------------------------------------------------------------------------
          Total distributions to shareowners                $  (32,164,936)  $  (45,317,933)
============================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  103,421,935   $  488,676,358
Reinvestment of distributions                                   26,833,892       38,216,433
Cost of shares repurchased                                    (234,827,997)    (637,695,484)
--------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                            $ (104,572,170)  $ (110,802,693)
--------------------------------------------------------------------------------------------
      Net decrease in net assets                            $  (59,818,367)  $ (147,529,200)
NET ASSETS:
Beginning of period                                            866,979,255    1,014,508,455
--------------------------------------------------------------------------------------------
End of period                                               $  807,160,888   $  866,979,255
--------------------------------------------------------------------------------------------
Undistributed net investment income                         $    1,502,988   $    9,789,825
============================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

--------------------------------------------------------------------------------------
                            '15 Shares   '15 Amount
                            (unaudited)  (unaudited)      '14 Shares    '14 Amount
--------------------------------------------------------------------------------------
Class A
Shares sold                  1,638,868   $  22,144,203      9,236,884   $ 120,512,989
Reinvestment of
   distributions               584,391       7,427,207      1,069,509      13,818,762
Less shares repurchased     (4,472,943)    (57,024,076)   (17,916,637)   (231,568,945)
--------------------------------------------------------------------------------------
      Net decrease          (2,249,684)  $ (27,452,666)    (7,610,244)  $ (97,237,194)
======================================================================================
Class C
Shares sold                  1,215,042   $  15,526,846      6,190,418   $  79,783,701
Reinvestment of
   distributions               521,907       6,556,508        633,418       8,101,903
Less shares repurchased     (3,890,438)    (49,011,750)    (7,270,620)    (92,694,313)
--------------------------------------------------------------------------------------
      Net decrease          (2,153,489)  $ (26,928,396)      (446,784)  $  (4,808,709)
======================================================================================
Class R
Shares sold                        435   $       5,600          4,941   $      64,016
Reinvestment of
   distributions                   135           1,713              9             115
Less shares repurchased         (2,452)        (31,073)            --              --
--------------------------------------------------------------------------------------
      Net increase
           (decrease)           (1,882)  $     (23,760)         4,950   $      64,131
======================================================================================
Class Y
Shares sold                  4,999,354   $  65,739,798     22,033,294   $ 288,180,334
Reinvestment of
   distributions             1,007,160      12,842,779      1,257,557      16,294,893
Less shares repurchased    (10,096,426)   (128,724,941)   (24,310,961)   (313,430,251)
--------------------------------------------------------------------------------------
      Net decrease          (4,089,912)  $ (50,142,364)    (1,020,110)  $  (8,955,024)
======================================================================================
Class Z
Shares sold                        428   $       5,488         10,419   $     135,318
Reinvestment of
   distributions                   449           5,685             59             760
Less shares repurchased         (2,915)        (36,157)          (150)         (1,975)
--------------------------------------------------------------------------------------
      Net increase
           (decrease)           (2,038)  $     (24,984)        10,328   $     134,103
======================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 43

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year
                                                             4/30/15      Ended        Ended      Ended      Ended     5/3/10 to
                                                             (unaudited)  10/31/14     10/31/13   10/31/12   10/31/11  10/31/10
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  12.94     $  13.33     $  11.76   $  11.25   $ 10.63   $  10.00(a)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.11     $   0.27     $   0.21   $   0.20   $  0.19   $   0.03
   Net realized and unrealized gain (loss) on investments        1.27        (0.09)        1.51       0.67      0.51       0.60
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.38     $   0.18     $   1.72   $   0.87   $  0.70   $   0.63
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.21)    $  (0.08)    $  (0.15)  $  (0.36)  $ (0.08)  $     --
   Net realized gain                                            (0.31)       (0.49)          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.52)    $  (0.57)    $  (0.15)  $  (0.36)  $ (0.08)  $     --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.86     $  (0.39)    $   1.57   $   0.51   $  0.62   $   0.63
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  13.80     $  12.94     $  13.33   $  11.76   $ 11.25   $  10.63
===================================================================================================================================
Total return*                                                   11.04%        1.45%       14.72%      8.01%     6.60%      6.30%***
Ratio of net expenses to average net assets                      1.20%**      1.23%(b)     1.20%      1.20%     1.20%      1.20%**
Ratio of net investment income (loss) to average net assets      1.11%**      1.60%        1.82%      2.19%     2.05%      1.44%**
Portfolio turnover rate                                           273%**       383%         288%       175%      191%         8%***
Net assets, end of period (in thousands)                     $211,147     $227,251     $335,398   $147,163   $87,316   $ 41,574
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.30%**      1.23%(b)     1.23%      1.22%     1.24%      1.94%**
   Net investment income (loss) to average net assets            1.01%**      1.60%        1.79%      2.17%     2.01%      0.69%**
===================================================================================================================================

(a) Class A shares beginning capital was recorded on inception date at $10.00 per share.

(b) Includes interest expense of 0.05%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year
                                                             4/30/15      Ended        Ended      Ended      Ended     5/3/10 to
                                                             (unaudited)  10/31/14     10/31/13   10/31/12   10/31/11  10/31/10
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  12.78     $  13.21     $  11.66   $  11.15   $ 10.60   $ 10.00(a)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.02     $   0.13     $   0.12   $   0.11   $  0.08   $  0.02
   Net realized and unrealized gain (loss) on investments        1.30        (0.05)        1.50       0.67      0.52      0.58
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.32     $   0.08     $   1.62   $   0.78   $  0.60   $  0.60
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.16)    $  (0.02)    $  (0.07)  $  (0.27)  $ (0.05)  $    --
   Net realized gain                                            (0.31)       (0.49)          --         --        --        --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.47)    $  (0.51)    $  (0.07)  $  (0.27)  $ (0.05)  $    --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.85     $  (0.43)    $   1.55   $   0.51   $  0.55   $  0.60
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  13.63     $  12.78     $  13.21   $  11.66   $ 11.15   $ 10.60
==================================================================================================================================
Total return*                                                   10.66%        0.60%       13.93%      7.18%     5.69%     6.00%***
Ratio of net expenses to average net assets                      2.03%**      1.97%(b)     1.98%      1.95%     2.00%     2.00%**
Ratio of net investment income (loss) to average net assets      0.30%**      0.89%        1.05%      1.43%     1.25%     0.67%**
Portfolio turnover rate                                           273%**       383%         288%       175%      191%        8%***
Net assets, end of period (in thousands)                     $224,472     $238,164     $251,889   $104,709   $58,471   $20,953
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          2.06%**      1.97%(b)     1.98%      1.95%     2.00%     2.50%**
   Net investment income (loss) to average net assets            0.27%**      0.89%        1.05%      1.43%     1.25%     0.17%**
==================================================================================================================================

(a) Class C shares beginning capital was recorded on inception date at $10.00 per share.

(b) Includes interest expense of 0.05%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 45

---------------------------------------------------------------------------------
                                              Six Months
                                              Ended       Year
                                              4/30/15     Ended       9/13/13 to
                                              (unaudited) 10/31/14    10/31/13
---------------------------------------------------------------------------------
Class R
Net asset value, beginning of period          $ 12.92     $ 13.32     $ 12.87(a)
---------------------------------------------------------------------------------
Increase (decrease) from
  investment operations:
  Net investment income (loss)                $  0.03     $  0.15     $  0.05
  Net realized and unrealized gain
     (loss) on investments                       1.29        0.00(b)     0.44
---------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                       $  1.32     $  0.15     $  0.49
---------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                       $ (0.15)    $ (0.06)    $ (0.04)
  Net realized gain                             (0.31)      (0.49)         --
---------------------------------------------------------------------------------
Total distributions                           $ (0.46)    $ (0.55)    $ (0.04)
---------------------------------------------------------------------------------
Net increase (decrease) in net asset value    $  0.86     $ (0.40)    $  0.45
---------------------------------------------------------------------------------
Net asset value, end of period                $ 13.78     $ 12.92     $ 13.32
=================================================================================
Total return*                                   10.52%       1.19%       4.76%***
Ratio of net expenses to average net assets      2.13%**     1.55%(c)    1.36%**
Ratio of net investment income (loss) to
  average net assets                             0.17%**     1.40%       2.96%**
Portfolio turnover rate                           273%**      383%        288%***
Net assets, end of period (in thousands)      $    53     $    74     $    10
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no
  reduction for fees paid indirectly:
  Total expenses to average net assets           2.17%**     1.55%(c)    1.36%**
  Net investment income (loss) to average
     net assets                                  0.13%**     1.40%       2.96%**
=================================================================================

(a) Class R shares beginning capital was recorded on inception date at $10.00 per share.

(b) Amount rounds to less than $0.01 or $(0.01) per share.

(c) Includes interest expense of 0.05%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year         Year       Year       Year
                                                             4/30/15     Ended        Ended      Ended      Ended      5/3/10 to
                                                             (unaudited) 10/31/14     10/31/13   10/31/12   10/31/11   10/31/10
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  12.97    $  13.37     $  11.79   $  11.29   $  10.65   $ 10.00(a)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.10    $   0.27     $   0.25   $   0.24   $   0.15   $  0.05
   Net realized and unrealized gain (loss) on investments        1.30       (0.05)        1.52       0.66       0.58      0.60
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.40    $   0.22     $   1.77   $   0.90   $   0.73   $  0.65
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.22)   $  (0.13)    $  (0.19)  $  (0.40)  $  (0.09)  $    --
   Net realized gain                                            (0.31)      (0.49)          --         --         --        --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.53)   $  (0.62)    $  (0.19)  $  (0.40)  $  (0.09)  $    --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.87    $  (0.40)    $   1.58   $   0.50   $   0.64   $  0.65
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  13.84    $  12.97     $  13.37   $  11.79   $  11.29   $ 10.65
==================================================================================================================================
Total return*                                                   11.22%       1.70%       15.07%      8.33%      6.89%     6.50%***
Ratio of net expenses to average net assets                      0.90%**     0.95%(b)     0.90%      0.90%      0.90%     0.90%**
Ratio of net investment income (loss) to average net assets      1.41%**     1.92%        2.11%      2.49%      2.35%     1.78%**
Portfolio turnover rate                                           273%**      383%         288%       175%       191%        8%***
Net assets, end of period (in thousands)                     $371,354    $401,336     $427,190   $185,648   $119,744   $19,875
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.04%**     1.00%(b)     0.98%      0.91%      0.98%     1.41%**
   Net investment income (loss) to average net assets            1.27%**     1.92%        2.03%      2.48%      2.67%     1.26%**
==================================================================================================================================

(a) Class Y shares beginning capital was recorded on inception date at $10.00 per share.

(b) Includes interest expense of 0.05%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 47

--------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended       Year
                                                  4/30/15     Ended        4/26/13 to
                                                  (unaudited) 10/31/14     10/31/13
--------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period              $ 12.92     $ 13.33      $ 13.33(a)
--------------------------------------------------------------------------------------
Increase (decrease) from
  investment operations:
  Net investment income (loss)                    $  0.03     $  0.17      $  0.14
  Net realized and unrealized gain
     (loss) on investments                           1.32       (0.03)       (0.03)
--------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                           $  1.35     $  0.14      $  0.11
--------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                           $ (0.19)    $ (0.06)     $ (0.11)
  Net realized gain                                 (0.31)      (0.49)          --
--------------------------------------------------------------------------------------
Total distributions                               $ (0.50)    $ (0.55)     $ (0.11)
--------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $  0.85     $ (0.41)     $    --
--------------------------------------------------------------------------------------
Net asset value, end of period                    $ 13.77     $ 12.92      $ 13.33
======================================================================================
Total return*                                       10.86%       1.09%        1.57%***
Ratio of net expenses to average net assets          1.49%**     1.63%(b)     1.05%**
Ratio of net investment income (loss) to
  average net assets                                 0.83%**     1.43%        2.22%**
Portfolio turnover rate                               273%**      383%         288%***
Net assets, end of period (in thousands)          $   136     $   154      $    21
Ratios with no waiver of fees and
  assumption of expenses by the Adviser
  and no reduction for fees paid indirectly:
  Total expenses to average net assets               1.52%**     1.63%(b)     1.05%**
  Net investment income (loss) to
     average net assets                              0.80%**     1.43%        2.22%**
======================================================================================

(a) Class Z shares beginning capital was recorded on inception date at $10.00 per share.

(b) Includes interest expense of 0.05%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

Notes to Financial Statements | 4/30/15 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Real Return Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers five classes of shares designated as Class A, Class C, Class R, Class Y and Class Z shares. Class A, Class C and Class Y shares commenced operations on May 3, 2010. Class Z shares commenced operations on April 26, 2013. Class R shares commenced operations on September 13, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y and Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 49

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value

50 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At April 30, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on purchase prices of debt securities are accreted/amortized into interest income for financial reporting purposes.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 51

D.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2015 was $1,010,493. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended April 30, 2015 was $109,748,372.

    At April 30, 2015, open futures contracts were as follows:

    -------------------------------------------------------------------------------------
                              Number of                                    Unrealized
                              Contracts       Settlement                   Appreciation/
    Type                      Long/(Short)    Month        Value           (Depreciation)
    -------------------------------------------------------------------------------------
    U.S. Treasury Long
     Bond Futures               171           6/15         $ 27,290,531    $   (41,063)
    Euro Fx Futures            (139)          6/15          (19,574,675)    (1,115,823)
    JPY Fx Futures             (277)          6/15          (29,008,825)      (443,200)
    Palladium Futures           207           6/15           16,073,550       (153,720)
    -------------------------------------------------------------------------------------
                                                           $ (5,219,419)   $(1,753,806)
    =====================================================================================

E.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

52 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

F.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2014, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended October 31, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $ 7,104,927
    Long-term capital gain                                            38,213,006
    ----------------------------------------------------------------------------
         Total                                                       $45,317,933
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2014:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                    $10,006,033
    Undistributed long-term capital gain                              20,848,356
    Net unrealized appreciation                                       41,464,153
    ----------------------------------------------------------------------------
         Total                                                       $72,318,542
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash-sales, the tax treatment on passive foreign investment company (PFIC) holdings, adjustments relating to

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 53 catastrophe bonds, tax basis adjustments on partnerships and the mark-to-market of forward foreign currency contracts, future contracts and options and the tax basis adjustments on partnerships.

G.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $330 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2015.

H.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

I.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or

54 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

    The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

J.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. During the six months ended April 30, 2015, the Fund had no outstanding repurchase agreements.

K.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 55 transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of contracts open during the six months ended April 30, 2015 was $5,157,930. Written option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

    The Fund held two written put option contracts and two written call option contracts that were open at April 30, 2015.

    Transactions in written options for the six months ended April 30, 2015 are summarized as follows:

    ----------------------------------------------------------------------------
                                        Number of Contracts    Premium Received
    ----------------------------------------------------------------------------
    Options open at beginning of period             (20,750)       $ (5,731,258)
    Options opened                                  (79,900)        (44,300,054)
    Options exercised                                65,560          23,158,778
    Options closed                                       --                  --
    Options expired                                  27,590          22,036,923
    ----------------------------------------------------------------------------
         Options open at end of period               (7,500)       $ (4,835,611)
    ============================================================================

L.  Purchased Options

    The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on

56 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the six months ended April 30, 2015 was $17,812,735. Purchased options open at period end are listed at the end of the Fund's Schedule of Investments.

M.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk,

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 57 liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    There were no open credit default swap contracts at April 30, 2015. The average value of swap contracts open during the six months ended April 30, 2015 was $229,606.

N.  Total Return Swap Agreements

    The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

    Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

    Open total return swap contracts at April 30, 2015 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2015 was $10,342.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

58 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2016. Fees waived and expenses reimbursed during the six months ended April 30, 2015 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $182,553 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 82,833
Class C                                                                  115,338
Class R                                                                      125
Class Y                                                                  171,624
Class Z                                                                      136
--------------------------------------------------------------------------------
  Total                                                                 $370,056
================================================================================

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 59

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $100,774 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,287 in distribution fees payable to PFD at April 30, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2015, CDSCs in the amount of $17,429 were paid to PFD.

5. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010 and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The

60 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

Fund and the Subsidiary are both managed by PIM. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of April 30, 2015, the Subsidiary represented $22,469,706 or approximately 2.8% of the net assets of the Fund.

6. Forward Foreign Currency Contracts

At April 30, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended April 30, 2015 was $8,838,828. Open forward foreign currency contracts as of April 30, 2015 were as follows:

-------------------------------------------------------------------------------------------------------
                                Quantity/                                                 Net
                                Shares                                                    Unrealized
Currency                        Purchased/                    Settlement   US $ Value     Appreciation/
Description     Counterparty    (Sold)         Book Value     Date         at 4/30/15     Depreciation
-------------------------------------------------------------------------------------------------------
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.  (377,146,017)  $(3,148,393)   5/8/15      $(3,159,814)   $ (11,421)
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.   101,683,371       856,065    5/7/15          851,921       (4,144)
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.  (135,356,141)   (1,129,945)   5/8/15       (1,134,044)      (4,099)
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.    98,293,652       827,527    5/7/15          823,521       (4,006)
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.  (116,654,372)     (973,824)   5/8/15         (977,357)      (3,533)
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.    48,494,206       408,269    5/7/15          406,293       (1,976)
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.    48,368,861       404,692    5/8/15          405,245          553
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.    50,080,414       419,013    5/8/15          419,585          572
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.    64,800,198       542,170    5/8/15          542,911          741
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.    76,215,617       637,681    5/8/15          638,552          871
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.   101,067,739       845,614    5/8/15          846,768        1,154
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.   (40,847,275)     (343,891)   5/7/15         (342,226)       1,665
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.   (48,615,161)     (409,287)   5/7/15         (407,306)       1,981
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.   198,065,708     1,657,176    5/8/15        1,659,439        2,263
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.    89,382,673       746,161    5/8/15          748,868        2,707
------------------------------------------------------------------------------------------------------
Total                                                                                     $(16,672)
======================================================================================================

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 61

7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2015, the Fund's expenses were not reduced under such arrangements.

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect during the six months ended April 30, 2015 was in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate
(LIBOR) plus 0.85% (0.90% prior to February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b)
2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2015, the Fund had no borrowings under the credit facility.

9. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2015.

---------------------------------------------------------------------------------------------------
Assets:
                                              Net
                               Gross          Amounts         Gross Amounts Not Offset
                               Amounts        of Assets         in the Statement of
                               Offset         Presented        Assets and Liabilities
                  Gross        in the         in the         --------------------------
                  Amounts of   Statement of   Statement of                   Cash
                  Recognized   Assets and     Assets and     Financial       Collateral   Net
Description       Assets       Liabilities    Liabilities    Instruments     Received     Amount
---------------------------------------------------------------------------------------------------
Written options   $     --     $ --           $     --       $ --            $     --     $     --
Swap contracts     675,870       --            675,870         --             260,104      935,974
---------------------------------------------------------------------------------------------------
                  $675,870     $ --           $675,870       $ --            $260,104     $935,974
===================================================================================================

62 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

----------------------------------------------------------------------------------------------------
Liabilities:
                                              Net
                               Gross          Amounts         Gross Amounts Not Offset
                               Amounts        of Assets         in the Statement of
                               Offset         Presented        Assets and Liabilities
                  Gross        in the         in the         --------------------------
                  Amounts of   Statement of   Statement of                   Cash
                  Recognized   Assets and     Assets and     Financial       Collateral   Net
Description       Assets       Liabilities    Liabilities    Instruments     Pledged*     Amount
----------------------------------------------------------------------------------------------------
Written options   $6,241,907   $ --           $ --           $ --            $ --         $6,241,907
Swap contracts            --     --             --             --              --                 --
----------------------------------------------------------------------------------------------------
                  $6,241,907   $ --           $ --           $ --            $ --         $6,241,907
====================================================================================================

10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2015 were as follows:

-----------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as              Asset Derivatives 2015           Liabilities Derivatives 2015
Hedging Instruments           -----------------------------------------------------------------
Under Accounting              Statement of Assets              Statement of Assets
Standards Codification        and Liabilities                  and Liabilities
(ASC) 815                     Location             Value       Location              Value
-----------------------------------------------------------------------------------------------
Forward Foreign               Net unrealized                   Net unrealized
 Currency Contracts           appreciation on                  depreciation on
                              forward foreign                  forward foreign
                              currency contracts   $ 12,507    currency contracts    $   29,179
Futures contracts             Net unrealized                   Net unrealized
                              appreciation on                  depreciation on
                              futures contracts    $     --    futures contracts     $1,753,806
Swap contracts                Net unrealized                   Net unrealized
                              appreciation on                  depreciation on
                              swap contracts       $675,870    swap contracts        $       --
Written Options               Written options      $     --    Written options       $6,241,507
-----------------------------------------------------------------------------------------------
 Total                                             $688,377                          $8,024,492
===============================================================================================

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2015 was as follows:

-----------------------------------------------------------------------------------------------
                                                                                 Change in
Derivatives Not                                                  Realized        Unrealized
Accounted for as                                                 Gain or         Appreciation
Hedging Instruments                                              Loss on         (Depreciation)
Under Accounting                                                 Derivatives     on Derivatives
Standards Codification   Location of Gain or (Loss) on           Recognized      Recognized
(ASC) 815                Derivatives Recognized in Income        in Income       in Income
-----------------------------------------------------------------------------------------------
Futures Contracts        Net realized gain (loss) on
                         futures contracts                       $ 2,241,892
Futures Contracts        Change in unrealized appreciation
                         (depreciation) on futures contracts                     $(3,326,173)
Written Options          Net realized gain (loss) on
                         written options                         $21,171,096
Written Options          Change in unrealized appreciation
                         (depreciation) on written options                       $(3,027,804)

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 63

---------------------------------------------------------------------------------------------
                                                                               Change in
Derivatives Not                                                Realized        Unrealized
Accounted for as                                               Gain or         Appreciation
Hedging Instruments                                            Loss on         (Depreciation)
Under Accounting                                               Derivatives     on Derivatives
Standards Codification   Location of Gain or (Loss) on         Recognized      Recognized
(ASC) 815                Derivatives Recognized in Income      in Income       in Income
---------------------------------------------------------------------------------------------
Forward Foreign          Net realized gain (loss) on forward
 Currency Contracts      foreign currency contracts            $   (514,483)
Forward Foreign          Change in unrealized appreciation
 Currency Contracts      (depreciation) on forward foreign
                         currency contracts                                    $   200,781
Swap Contracts           Net realized gain (loss) on
                         swap contracts                        $    (42,681)
Swap Contracts           Change in unrealized appreciation
                         (depreciation) on swap contracts                      $   675,870

11. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaced Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending October 31, 2013 and October 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure, or auditing scope principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934.

12. Subsequent Event

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Fund will be converted to Class Y shares. Shareholders may continue to hold their Class Z shares until the Conversion. No sales charges or other charges will be assessed in connection with the Conversion.


64 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

ADDITIONAL INFORMATION

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset
Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them).
The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 65

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                       Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                          Executive Officer
Fred J. Ricciardi                          Mark E. Bradley, Treasurer and
Kenneth J. Taubes                            Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                             Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

66 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

                           This page for your notes.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15 67

                           This page for your notes.

68 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 24879-04-0615

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the period ended April 30, 2015, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 26, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 26, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 26, 2015

* Print the name and title of each signing officer under his or her signature.